                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
    Definitive additional materials
    Soliciting material pursuant to Rule 14a-12

                                  JANUS ADVISER
                       File Nos. 333-106142 and 811-21371
      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               (1) Title of each class of securities to which transaction applies:

               (2)  Aggregate number of securities to which transaction applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               (4)  Proposed maximum aggregate value of transaction:

               (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount previously paid:

               (2)  Form, Schedule or Registration Statement no.:

               (3)  Filing Party:

               (4)  Date Filed:

For shareholders of the following Janus funds:
  Focused Value Fund
  International Equity Fund

                                                                  April 11, 2005

Dear Shareholder:

     The Board of Trustees of Focused Value Fund and International Equity Fund, series of Janus Adviser (the "Trust"), is requesting your vote on several proposals via the enclosed proxy statement. The primary proposal is to name Phoenix Investment Counsel, Inc. ("Phoenix") as the adviser to your Funds, replacing Janus, and to integrate the Funds into the Phoenix fund family. If approved, the transition from Janus to Phoenix is expected to take place in June 2005. In its new role, Phoenix will assume day-to-day shareholder servicing, marketing and distribution operations for the Funds. Phoenix will also oversee the Funds' current subadviser and portfolio manager, Vontobel Asset Management.

     It is important to note that Janus has been pleased with Vontobel's management of the Funds, and that this proposal is a result of strategic changes at Janus. Janus' plans to build its core asset management business have led to the decision to only offer funds that are managed directly by Janus or by one of its wholly- or partially-owned subsidiaries, which Vontobel is not.

     Phoenix Investment Counsel, Inc. is the investment adviser of Phoenix Investment Partners, Ltd., the asset management subsidiary of The Phoenix Companies, Inc. Based in Hartford, Conn., Phoenix Investment Partners, Ltd. managed approximately $43 billion in assets for individual and institutional investors, including the Phoenix family of mutual funds, as of December 31, 2004.

     Phoenix is focused on enhancing its mutual fund offerings with established solid-performing funds subadvised by experienced managers, such as Vontobel. Further, Phoenix seeks to increase distribution opportunities for the Funds and attract new assets that may result in a reduction in total expenses. In addition, as detailed in the proxy, Phoenix has agreed to extend the current expense limits on the Funds through March 31, 2006 as part of its commitment to shareholders. While we encourage you to read the full text of the enclosed proxy statement, as well as the accompanying Q&A, the proposals are summarized as follows:

     - Elect Trustees;

     - Approve a new investment advisory agreement between the Trust and Phoenix;

     - Approve a new subadvisory agreement between Phoenix and Vontobel Asset Management, Inc., the Funds' current subadviser; and

     - Approve a proposal to permit Phoenix to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

     YOUR FUNDS' BOARD OF TRUSTEES APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL. Please take a few minutes to cast your vote now. If you have any questions about the proposals, feel free to call our proxy solicitor -- Altman Group, a division of Investor Connect -- at 1-800-356-6162.

     Thank you for your response and for investing in Focused Value Fund and International Equity Fund. We are confident in Phoenix's commitment to preserving your trust as a valued shareholder over the long-term.

                                          Sincerely,

                                          /s/ Steve Scheid

                                          Steve Scheid
                                          Chief Executive Officer
                                          Janus Capital Group

                       IMPORTANT NEWS FOR SHAREHOLDERS OF
                INTERNATIONAL EQUITY FUND AND FOCUSED VALUE FUND

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

Q.   What is happening?

A. The Board of Trustees of Focused Value Fund and International Equity Fund, series of Janus Adviser, recently approved Phoenix Investment Counsel, Inc. ("Phoenix") as the new investment adviser for both Funds, subject to approval by shareholders of the Funds. Phoenix will assume the day-to-day account servicing and marketing operations of the Funds from Janus, while Vontobel Asset Management, Inc. ("Vontobel") will continue to manage the Funds' investment portfolios as they have since their inception.

Q. What issues am I being asked to vote on at the upcoming meeting on May 17, 2005?

A.   As described in the enclosed Proxy Statement, you are asked to approve:

     - The election of a new Board of Trustees of the Funds;

     - A new Investment Advisory Agreement between Phoenix and the Funds;

     - A new Subadvisory Agreement between Phoenix and Vontobel; and

     - A proposal to permit Phoenix to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Q. Why is the investment advisory role of Focused Value Fund and International Equity Fund being transitioned to Phoenix Investment Counsel, Inc.?

A. Janus has undertaken many new strategic initiatives to build upon the foundation of its core asset management business. Specifically, since forming a relationship with Vontobel in 2003, Janus has determined that its future business model will be best served by offering funds managed by Janus' own money managers rather than by external subadvisers such as Vontobel. It is important to note that Janus has great respect for Vontobel's portfolio managers and the investment performance the team has generated over the past 15 years.

Q. Why was Phoenix Investment Counsel, Inc. chosen to succeed Janus as adviser to the Funds?

A. Phoenix is a registered investment adviser and a wholly-owned subsidiary of Phoenix Equity Planning Corporation, a subsidiary of Phoenix Investment Partners, Ltd., the asset management subsidiary of The Phoenix Companies, Inc. Based in Hartford, Conn., Phoenix Investment Partners has more than 70 years of investment advisory experience and manages approximately $43 billion in assets for individual and institutional investors, as of December 31, 2004. This includes the Phoenix family of 39 mutual funds, which are managed by Phoenix's own investment subsidiaries and external subadvisers. Phoenix's strategy is to expand and enhance its mutual fund offerings with established strong-performing funds subadvised by experienced managers, such as Vontobel. For more information about Phoenix, visit www.phoenixinvestments.com.

Q.   Will the Funds' investment objectives or strategies change?

A. No. Vontobel will continue in its role as subadviser to the Funds and the proposals are not expected to impact the Funds' investment objectives, policies and management strategies.

Q. Will the investment management fee rates change upon approval of the new Investment Advisory Agreement and the new Subadvisory Agreement?

A. Yes. The investment management fee rate applicable to your Fund under the new Investment Advisory Agreement with Phoenix is lower than that currently in effect. The investment management fee rate under the new Subadvisory Agreement is lower than that currently in effect under current Fund asset levels for Focused Value Fund and slightly higher than that currently in effect for International Equity Fund. The Funds do not pay any fees to Vontobel under the current Subadvisory Agreement or the new Subadvisory Agreement; these fees are paid by Janus and Phoenix, respectively.

Q.   Will I still be a Janus Fund shareholder?

A. No--not in the case of the Funds. When the Fund advisory role transfers to Phoenix, the Funds will become Phoenix funds and shareholders will become Phoenix fund shareholders. However, this transaction will not impact any other Janus investments you may own.

Q.   What happens if a Proposal is not approved?

A. Approval of the proposals to elect new Trustees, to approve the new Advisory Agreement and to approve the new Subadvisory Agreement are contingent upon each other. If the required vote is not received by a Fund with respect to any of these proposals, the current Board will determine what options are available for the Funds.

Q.   Why am I being asked to elect new Trustees?

A. The Trustees are your representatives who oversee management and operations of your Fund. Fourteen trustees of the Phoenix funds are to be elected at the meeting. The enclosed Proxy Statement outlines the prospective nominees' qualifications and their current roles in overseeing the Phoenix funds. When the Funds transition to Phoenix, the current Trustees of the Funds will resign or be replaced by the trustees of the Phoenix funds elected by shareholders.

Q.   Are there service or account changes I need to know about now?

A. Prior to the transition from Janus to Phoenix (anticipated on or about June 20, 2005), there will be no changes to your Janus account or account services. After the transition is completed, Phoenix will send you a welcome letter with contact information and details about the mutual fund services it offers to shareholders, including exchange privileges with other Phoenix funds.

Q.   What if I want to exchange my shares into other Janus funds?

A. You may exchange your shares into other Janus funds by calling 800-525-3713 or visiting www.janus.com at any time before the anticipated transition of the Funds to Phoenix is completed (on or about June 20, 2005). If you choose to exchange your Fund shares, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account such as an IRA. Your Janus funds' exchange privilege cannot be exercised after transition of the Funds to Phoenix is completed.

Q.   What if I want to redeem my Fund shares or purchase new shares?

A. You may redeem your shares by calling 800-525-3713 or visiting www.janus.com at any time before the anticipated transition of the Funds to Phoenix is completed (on or about June 20, 2005). If you redeem your shares, however, please note that the Funds will be closed to new investors after close of business on May 13, 2005 until the transition is complete. Existing shareholders (those who do not redeem their accounts) may still purchase Fund shares via the usual channels. Redemption fees on applicable International Equity Fund share classes and contingent deferred sales charges ("CDSCs") on applicable share classes of both Funds will be waived for investors who wish to redeem their shares after close of business on March 28, 2005, until transition of the Funds to Phoenix. The Funds will not be subject to any redemption fees under the proposed Phoenix structure but may be subject to CDSCs. Investors who choose to redeem their shares may be restricted from purchasing back into the Fund(s) pursuant to the Funds' excessive trading policies. If you choose to redeem your shares, your request will be treated as a normal redemption of shares and will be a taxable transaction.

Q. What if I want to keep my Focused Value Fund and/or International Equity Fund shares?

A. No action is necessary. Pending shareholder approval of the proposal, your Funds will be integrated into the Phoenix family of mutual funds on or about June 20, 2005. Please vote on the proposals on the attached proxy cards and return it promptly or vote your shares by attending the meeting.

Q.   Has the Board approved the Proposals?

A. Yes. Your Fund's Board approved the proposals and recommends that you vote in favor of each proposal.

Q. Will my Fund pay for the proxy solicitation and legal costs associated with the proposals?

A. No, neither you nor your Fund will bear any costs associated with this Proxy Statement or solicitation of proxies. Payment of such fees are allocated between Janus and Phoenix.

Q.   How do I vote my shares?

A. You can vote your shares at the meeting or you can authorize proxies to vote your shares by mail using the enclosed proxy cards.

Q.   What should I do if I receive more than one proxy card?

A. Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all proposals shown on each proxy card that you receive.

Q.   Whom should I call for additional information about this Proxy Statement?

A. Please call The Altman Group Inc., your Fund's information agent, at 800-356-6162.

                                 JANUS ADVISER
                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                               FOCUSED VALUE FUND
                           INTERNATIONAL EQUITY FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2005

To the Shareholders of Janus Adviser:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Focused Value Fund and International Equity Fund, which are separate series of Janus Adviser (the "Trust"), a Delaware statutory trust, will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut on May 17, 2005, at 10 a.m. Eastern Time and any adjournments or postponements thereof (the "Special Meeting") for the following purposes:

          1. To elect Trustees (Proposal 1) (all shareholders);

          2. To approve a new Investment Advisory Agreement between the Trust and Phoenix Investment Counsel, Inc. ("PIC") for each Fund (Proposal 2) (all shareholders);

          3. To approve a new Subadvisory Agreement between PIC and Vontobel Asset Management, Inc. for each Fund (Proposal 3) (all shareholders);

          4. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal
     4) (all shareholders); and

to transact any other business that may properly come before the meeting.

     The Board of Trustees has fixed the close of business on April 1, 2005 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                          By order of the Board of Trustees

                                          /s/ Kelley Abbott Howes

                                          ---------------------------------
                                          Kelley Abbott Howes
                                          General Counsel, Vice-President
                                          and Secretary

April 11, 2005

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR VOTE BY TELEPHONE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR ON THE PROXY CARD. IT IS IMPORTANT THAT THE PROXY BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                                     VALID SIGNATURE
------------                                                     ---------------
Corporate Account
  (1) ABC Corp.                                            ABC Corp.
  (2) ABC Corp.                                            John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer                    John Doe
  (4) ABC Corp. Profit Sharing Plan                        John Doe, Trustee
Trust Account
  (1) ABC Trust                                            Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78                  Jane B. Doe
Custodial or Estate Account
  (1) John B. Smith, Cust. f/b/o
      John B. Smith, Jr. UGMA                              John B. Smith
  (2) Estate of John B. Smith                              John B. Smith, Jr., Executor

                                 JANUS ADVISER
                               151 DETROIT STREET
                             DENVER, COLORADO 80206
                                 (303) 333-3863

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2005

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Janus Adviser (the "Trust"), with respect to Focused Value Fund and International Equity Fund (each a "Fund" and, collectively, the "Funds"), for use at the special meeting of shareholders to be held in Hartford, Connecticut on May 17, 2005 at 10:00 a.m. Eastern Time (the "Meeting") and any adjournment(s) or postponement(s) thereof. The Meeting will be held at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about April 11, 2005 or as soon as practicable thereafter. The close of business on April 1, 2005 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the meeting and at any adjournments thereof. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar of net asset value standing in such shareholder's name. On the Record Date, the following shares were outstanding:

                               CLASS A        CLASS C         INVESTOR        CLASS I
                             ------------   ------------   --------------   ------------
Focused Value Fund.........   243,501.775    175,307.463    3,376,130.384    186,436.577
International Equity
  Fund.....................   149,961.539      2,044.671    5,455,463.528     90,348.425

     On the Record Date, the net assets of each class of shares of the Funds were as follows:

                                      CLASS A      CLASS C       INVESTOR      CLASS I
                                     ----------   ----------   ------------   ----------
Focused Value Fund.................  $4,908,760   $3,444,057   $ 67,837,919   $3,737,389
International Equity Fund..........  $2,794,127   $   38,241   $101,496,189   $1,680,593

     A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2004 AND UNAUDITED SEMIANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 2004 IS AVAILABLE FREE OF CHARGE ON THE TRUST'S WEBSITE, WWW.JANUS.COM, OR BY CALLING 800-525-3713. A COPY OF THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED FEBRUARY 28, 2005, AVAILABLE BY THE END OF APRIL 2005, MAY BE OBTAINED FREE OF CHARGE BY CALLING 800-525-3713.

     It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone or personal contact by representatives of the Trust. The Altman Group, Inc., a division of Investor Connect, has been engaged to assist in the distribution, tabulation and solicitation of proxies. The anticipated cost of such services is approximately $27,000. The costs associated with the printing and mailing of this Proxy Statement will be borne equally by Janus Capital Management LLC ("JCM"), the current investment adviser to the Trust, and Phoenix Investment Counsel, Inc. ("PIC") the proposed investment adviser to the Trust. JCM will bear the costs associated with the proxy solicitor, the solicitation, the filing of this Proxy Statement with the Securities and Exchange Commission ("SEC") and its legal expenses incurred with the preparation of this Proxy Statement. PIC will bear all other costs associated with the Meeting and the preparation of this Proxy Statement.

     Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, by executing a superseding proxy by telephone or executing a subsequent proxy card. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, the shares will be voted FOR the election of the Trustees, FOR the approval of the new Investment Advisory

Agreement, FOR the approval of the new Subadvisory Agreement, and FOR the approval of a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

     The Board unanimously recommends that shareholders vote FOR all proposals.

     Thirty percent of the outstanding shares of the Trust entitled to vote at the Meeting must be present in person or by proxy to constitute a quorum for the transaction of business for the Trust. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposals in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on Proposal 1, for which the required vote is a plurality of the votes cast. For Proposals 2, 3, and 4, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

     Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds or classes.

                          BACKGROUND OF THE PROPOSALS

     At a meeting held on March 24, 2005, the Board of the Trust voted to approve a transaction (the "Transaction") whereby the Trust will be integrated into the Phoenix family of mutual funds (the "Phoenix funds"). In approving the Transaction, the Board considered that JCM, the current investment adviser and manager of the Funds, has determined in its business judgment to concentrate solely on internal investment management of its funds. Consequently, since Vontobel Asset Management, Inc. ("Vontobel"), the subadviser to the Funds, is unaffiliated with JCM, its subadvisory activities are no longer compatible with JCM's future management strategy. JCM and Vontobel coordinated on selecting an appropriate investment adviser to replace JCM in managing the Funds. Vontobel proposed PIC as the new investment adviser to the Trust. In recommending PIC as the Trust's new investment adviser, both JCM and Vontobel recognize the potential distribution opportunities from associating the Funds with the Phoenix funds. Such distribution opportunities may increase the size and amount of assets of each of the Funds, and, as a result, may lead to economies of scale and more efficient asset management, as well as additional investment opportunities within the Phoenix funds for Fund shareholders.

     If the Transaction is completed, the names of Focused Value Fund and International Equity Fund are expected to change to Phoenix Focused Value Fund and Phoenix Foreign Opportunities Fund, respectively. In addition, upon completion of the Transaction, it is proposed that the name of the Trust be changed to Phoenix Adviser Trust. Vontobel and PIC have represented that the Funds will continue to be managed with the same investment objectives and investment strategies after the Transaction is completed.

     Pursuant to the Transaction, the current Trustees will cease to be Trustees of the Trust when their successors are elected Trustees of the Trust as described below. Subject to shareholder approval of the new Investment Advisory Agreement (the "New Advisory Agreement") and the new Subadvisory Agreement (the "New Subadvisory Agreement") effective on or about June 20, 2005, the Funds will terminate their current Investment Advisory Agreements (the "Current Advisory Agreements") with JCM, JCM will terminate its current Subadvisory Agreements with Vontobel (the "Current Subadvisory Agreements"), PIC will become the Trust's new investment adviser and Vontobel will continue as the Trust's subadviser although now pursuant to an agreement with PIC. Each of the proposals except Proposal 4 is contingent upon the others. Therefore, the Transaction will not be consummated, and the proposed nominees will not become Trustees of the Trust unless the nominees are elected and the New Advisory Agreement and the New Subadvisory Agreement are approved by the shareholders of each Fund.

     Pursuant to the Transaction, and subject to receipt of the foregoing shareholder approvals, current Investor Shares and Class I Shares of the Trust will be converted to Class A Shares and the investors whose shares are so converted thereafter will be permitted to purchase additional Class A Shares at net asset value for so long as they continue their investment in the Trust. Shareholders of Investor Shares and Class I Shares whose shares convert to Class A Shares and then subsequently redeem will be subject to any applicable sales charges upon purchasing back into Class A Shares.

CURRENT AND PROPOSED FEE STRUCTURES

     The tables below describe the current (Janus) and proposed (Phoenix) fees and expenses that you may pay if you buy and hold shares of the Funds:

                                                         FOCUSED VALUE FUND
                               ----------------------------------------------------------------------
                                             CURRENT STRUCTURE                   PROPOSED STRUCTURE
                               ----------------------------------------------   ---------------------
                               CLASS A    CLASS C    INVESTOR(5)   CLASS I(5)   CLASS A(5)    CLASS C
                               -------    -------    -----------   ----------   ----------    -------
SHAREHOLDER FEES, PAID
  DIRECTLY FROM YOUR
  INVESTMENT
  Maximum Sales Charge (Load)    5.75%(2)    None         None         None        5.75%(2)      None
     Imposed on Purchases....
  Maximum Deferred Sales          None(1)   1.00%(3)      None         None         None        1.00%(3)
     Charge (Load)...........
ANNUAL FUND OPERATING
  EXPENSES, DEDUCTED FROM
  FUND ASSETS
  Management Fees............    0.96%      0.96%        0.96%        0.96%        0.75%        0.75%
  Distribution and Service       0.25%      1.00%        0.25%        0.25%        0.25%        1.00%
     (12b-1) Fees............
  Administrative Services         None       None        0.10%        0.25%         None         None
     Fees....................
  Other Expenses.............    0.64%(4)   0.63%(4)     0.59%        0.59%        0.55%(4)     0.55%(4)
  TOTAL ANNUAL FUND OPERATING    1.85%      2.59%        1.90%        2.05%        1.55%        2.30%
     EXPENSES................
  Expense Waivers............  (0.70)%    (0.69)%      (0.65)%      (0.65)%      (0.40)%      (0.40)%
  NET ANNUAL FUND OPERATING      1.15%      1.90%        1.25%        1.40%        1.15%(6)     1.90%(6)
     EXPENSES................

---------------

(1) A contingent deferred sales charge ("CDSC") of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The Board has approved a waiver of the CDSC until the date on which PIC becomes the investment adviser of the Funds. If the Transaction is not completed, the Board will consider what action regarding application of the CDSC is appropriate.

(2) May be waived for certain investors.

(3) Applies on Class C Shares redeemed within 1 year of purchase. The Board has approved a waiver of the CDSC until the date on which PIC becomes the investment adviser of the Funds. If the Transaction is not completed, the Board will consider what action regarding application of the CDSC is appropriate.

(4) Includes networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.

(5) Upon approval of the Transaction, Investor Shares and Class I Shares will convert to Class A Shares and may purchase additional Class A Shares at net asset value.

(6) After March 31, 2006, Net Annual Fund Operating Expenses are estimated to be 1.25% for Class A Shares and 2.00% for Class C Shares.

                                                     INTERNATIONAL EQUITY FUND
                               ----------------------------------------------------------------------
                                             CURRENT STRUCTURE                   PROPOSED STRUCTURE
                               ----------------------------------------------   ---------------------
                               CLASS A    CLASS C    INVESTOR(6)   CLASS I(6)   CLASS A(6)    CLASS C
                               -------    -------    -----------   ----------   ----------    -------
SHAREHOLDER FEES, PAID
  DIRECTLY FROM YOUR
  INVESTMENT
  Maximum Sales Charge (Load)    5.75%(2)    None         None         None        5.75%(2)      None
     Imposed on Purchases....
  Maximum Deferred Sales          None(1)   1.00%(3)      None         None         None        1.00%(3)
     Charge (Load)...........
  Redemption Fee.............     None       None        2.00%(5)     2.00%(5)      None         None
ANNUAL FUND OPERATING
  EXPENSES, DEDUCTED FROM
  FUND ASSETS
  Management Fees............    0.99%      0.99%        0.99%        0.99%        0.85%        0.85%
  Distribution and Service       0.25%      1.00%        0.25%        0.25%        0.25%        1.00%
     (12b-1) Fees............
  Administrative Services         None       None        0.10%        0.25%         None         None
     Fees....................
  Other Expenses.............    0.86%(4)   0.87%(4)     0.79%        0.85%        1.32%(4)     1.32%(4)
  TOTAL ANNUAL FUND OPERATING    2.10%      2.86%        2.13%        2.34%        2.42%        3.17%
     EXPENSES................
  Expense Waiver.............  (0.85)%    (0.86)%      (0.78)%      (0.84)%      (1.17)%      (1.17)%
  NET ANNUAL FUND OPERATING      1.25%      2.00%        1.35%        1.50%        1.25%(7)     2.00%(7)
     EXPENSES................

---------------

(1) A contingent deferred sales charge ("CDSC") of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The Board has approved a waiver of the CDSC until the date on which PIC becomes the investment adviser of the Funds. If the Transaction is not completed, the Board will consider what action regarding application of the CDSC is appropriate.

(2) May be waived for certain investors.

(3) Applies on Class C Shares redeemed within 1 year of purchase. The Board has approved a waiver of the CDSC until the date on which PIC becomes the investment adviser of the Funds. If the Transaction is not completed, the Board will consider what action regarding application of the CDSC is appropriate.

(4) Includes networking and/or omnibus account fees charged by intermediaries with respect to processing orders in Fund shares.

(5) On shares held for 3 months or less from the time of purchase. The Board has approved a waiver of the redemption fee until the date on which PIC becomes investment adviser to the Funds, after which time the shares will not be subject to a redemption fee. If the Transaction is not completed, the Board will consider what action regarding application of the redemption fee is appropriate.

(6) Upon approval of the Transaction, Investor Shares and Class I Shares will convert to Class A Shares and may purchase additional Class A Shares at net asset value.

(7) After March 31, 2006, Net Annual Fund Operating Expenses are estimated to be 1.35% for Class A Shares and 2.10% for Class C Shares.

     Currently, JCM has agreed to waive, until September 30, 2005, the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's annual operating expenses in any fiscal year (including the investment advisory fee, but excluding the administrative services fee, the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses) exceed the annual rates in the table shown below. The application of the expense waivers and their effect on annual fund operating expenses is reflected in the tables above.

                                                                 EXPENSE
                                                                  LIMIT
                                                              PERCENTAGE FOR
                                                               ALL CLASSES
                                                              --------------
Focused Value Fund..........................................       0.90%
International Equity Fund...................................       1.00%

     JCM is entitled under certain circumstances to recoup such reimbursements or fee reductions from the Funds. However, if the New Advisory Agreement is approved, JCM has agreed to waive its right to recoup such reimbursements and fee reductions.

     PIC has agreed to continue the current expense limits for Class A Shares and Class C Shares until March 31, 2006. As a result, current Investor Shares and Class I Shares shareholders (whose shares will be converted into Class A Shares) will benefit from a temporary reduction in total expenses, after waiver. In addition, PIC has agreed with Vontobel and the Funds to waive, for three years from the effective date of the proposed New Advisory Agreement, a portion of its management fee that is shown in the tables set forth above, subject to a recoupment provision. Following March 31, 2006, the total expenses, after waiver, for the Funds are estimated to be 1.25% and 2.00% of the average daily net assets of Class A Shares and Class C Shares, respectively, of Focused Value Fund, and 1.35% and 2.10% of the average daily net assets of Class A Shares and Class C Shares, respectively, of International Equity Fund. Such waiver agreed to by PIC includes a waiver of PIC's management fee under the proposed structure. This change in total expenses after waiver will cause shareholders in Class A Shares and Class C Shares to bear a 0.10% increase in expenses following March 31, 2006. However, there is a possibility that due to asset growth and resulting economies of scale, the overall expenses of Class A Shares and Class C Shares as of March 31, 2006 could be lower than the total expenses shown in the tables above.

SERVICE PROVIDERS

     The following outlines the current service providers for the Funds:

SERVICE PROVIDER
----------------
Janus Distributors LLC (Distributor)
Brown Brothers Harriman & Co. (Custodian)
Janus Services LLC (Transfer Agent)
Janus Capital Management LLC (Administrator)
DST Systems, Inc. (shareholder accounting system)

     If the Trustee nominees are elected, it is anticipated that they will approve agreements with the Funds and the following service providers:

SERVICE PROVIDER
----------------
Phoenix Equity Planning Corporation ("PEPCO") (Underwriter)
Brown Brothers Harriman & Co. (Custodian)
PEPCO (Transfer Agent)
PEPCO (Financial Agent)

     Janus Distributors LLC ("Janus Distributors") acts as the distributor of the Trust pursuant to a Distribution Agreement between the Trust and Janus Distributors. Janus Distributors receives a 12b-1 distribution fee at the annual rate of 0.25% from Class A Shares, Class I Shares and Investor Shares and a 12b-1 distribution and service fee at the annual rate of 1.00% (0.75% distribution fee and 0.25% service fee) from Class C Shares, for activities that are primarily intended to result in sales of shares. Janus Distributors may retain some or all of this fee or may pass it through to financial intermediaries in payment for distribution services. The following table summarizes the fees paid by the Funds to Janus Distributors for the fiscal year ended February 28, 2005. Janus Distributors historically passes through all such fees to financial intermediaries or uses any retained amounts to pay for permissible 12b-1 expenditures.

FUND/SHARE CLASS                                               FEES PAID
----------------                                               ---------
Focused Value Fund
  Investor Shares...........................................   $175,841
  Class A Shares............................................   $ 12,183
  Class I Shares............................................   $ 11,811
  Class C Shares............................................   $ 24,822
International Equity Fund
  Investor Shares...........................................   $ 98,778
  Class A Shares............................................   $  4,225
  Class I Shares............................................   $  3,159
  Class C Shares............................................   $    136

     If the Transaction is completed, Janus Distributors LLC will waive its right to contingent deferred sales charges on redemptions of Fund shares currently subject to a contingent deferred sales charge and such charges will be paid to PEPCO. A 12b-1 fee will continue to be paid by the Funds at current rates.

     Pursuant to an Administrative Services Agreement between the Trust and JCM, JCM performs or causes to be performed certain other services, including internal accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse JCM for its costs.

     Janus Services LLC ("Janus Services") is paid 0.10% on the average net asset value of Investor Shares and 0.25% on the average net asset value of Class I Shares of each Fund for services provided pursuant to a Transfer Agency Agreement between Janus Services and the Trust. Such services include, but are not limited to, establishing and maintaining shareholder accounts, recording the ownership of shares on the books of the Trust, mailing proxies, mailing shareholder reports, recording reinvestments of dividends and distributions on the Trust and cooperating with insurance companies, qualified plans, broker-dealers and financial intermediaries who represent Fund shareholders.

     The following table summarizes the administrative services fees paid by the Funds to Janus Services for services provided pursuant to the Transfer Agency Agreement for the fiscal year ended February 28, 2005.

FUND NAME                                                      ADMINISTRATIVE SERVICES FEES
---------                                                      ----------------------------
Focused Value Fund
  Investor Shares...........................................             $70,336
  Class I Shares............................................             $11,811
International Equity Fund
  Investor Shares...........................................             $39,511
  Class I Shares............................................             $ 3,159

     If the Transaction is completed, the Administrative Services Agreement between the Trust and JCM, the Transfer Agency Agreement between the Trust and Janus Services, and the Distribution Agreement between the Trust and Janus Distributors will terminate. It is anticipated that the service providers to the Phoenix funds, as described above, will become the service providers to the Trust upon completion of the Transaction.

     PEPCO acts as financial agent to the various trusts managed by PIC. PIC is a wholly-owned subsidiary of PEPCO. If the proposals are approved, PEPCO will perform administrative, bookkeeping and pricing functions for the Trust. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost of PEPCO to provide financial reporting and tax services and to oversee the subagent's performance. The fee schedule of PFPC is based upon the average of the aggregate daily net asset values of the Funds, at the following incremental annual rates:

First $5 billion............................................   0.060%
$5 billion to $15 billion...................................   0.050%
Greater than $15 billion....................................   0.030%

     Percentage rates are applied to the aggregate daily net asset value of the fund. Certain minimum fees and fee waivers may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund.

                        PROPOSAL 1: ELECTION OF TRUSTEES

REQUIRED VOTE

     Fourteen Trustees are to be elected at the Meeting, and the candidates nominated by the current Trustees are listed below. Election of the fourteen nominees requires the affirmative vote of a plurality of the shares of the Trust voting in person or by proxy at the Meeting. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Once elected, each Trustee shall serve until termination of the Trust or until he or she sooner dies, resigns, retires or is removed as a Trustee. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in the Trust's Amended and Restated Trust Instrument. Also, if at any time fewer than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of seeking a shareholder election of Trustees.

BOARD OF TRUSTEES' RECOMMENDATION

     On March 24, 2005, the Board, including all of the Trustees who are not interested persons of the Trust (the "Disinterested Trustees") pursuant to
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), met to review pertinent information on the nominees for election to the Board and unanimously nominated the following candidates for election as Trustees, subject to receipt of the required shareholder approval. The following nominees currently serve on the boards of other investment companies managed by PIC or other companies not affiliated with PIC. The Nominating and Governance Committee and the Board unanimously recommend that each nominee listed below be elected to serve as a Trustee of the Trust.

NOMINEES AS DISINTERESTED TRUSTEES

                                                       NUMBER OF
                                        POSITION     PORTFOLIOS IN
                                        WITH THE      FUND COMPLEX
                                        TRUST AND    OVERSEEN OR TO
NAME, ADDRESS AND                       LENGTH OF     BE OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
DATE OF BIRTH                          TIME SERVED     BY NOMINEE           OTHER DIRECTORSHIPS HELD BY NOMINEE
-----------------                      -----------   --------------   -----------------------------------------------
E. Virgil Conway                         Nominee           44         Chairman, Rittenhouse Advisors, LLC (consulting
Rittenhouse Advisors, LLC                                             firm) since 2001. Trustee/Director, Realty
101 Park Avenue                                                       Foundation of New York (1972-present), Josiah
New York, NY 10178                                                    Macy, Jr. Foundation (Honorary) (2004-
DOB: 8/2/29                                                           present), Pace University (Director/Trustee
                                                                      Emeritus) (2003-present), Greater New York
                                                                      Councils, Boy Scouts of America (1985-present),
                                                                      The Academy of Political Science (Vice
                                                                      Chairman) (1985-present), Urstadt Biddle
                                                                      Property Corp. (1989-present), Colgate
                                                                      University (Trustee Emeritus) (since 2004).
                                                                      Director/Trustee, The Harlem Youth Development
                                                                      Foundation, (Chairman) (1998-2002),
                                                                      Metropolitan Transportation Authority
                                                                      (Chairman) (1992-2001), Trism, Inc.
                                                                      (1994-2001), Consolidated Edison Company of New
                                                                      York, Inc. (1970-2002), Atlantic Mutual
                                                                      Insurance Company (1974-2002), Centennial
                                                                      Insurance Company (1974-2002), Union Pacific
                                                                      Corp. (1978-2002), BlackRock Freddie Mac
                                                                      Mortgage Securities Fund (Advisory Director)
                                                                      (1990-2000), Accuhealth (1994-2002), Pace
                                                                      University (1978-2003), New York Housing
                                                                      Partnership Development Corp. (Chairman)
                                                                      (1981-2003), Josiah Macy, Jr. Foundation
                                                                      (1975-2004).
Harry Dalzell-Payne                      Nominee           44         Currently retired. Trustee/Director, Phoenix
The Flat, Elmore Court                                                Funds Complex (1988-present).
Elmore, GLOS, GL2 3NT
U.K.
DOB: 9/8/29
S. Leland Dill                           Nominee           42         Currently retired. Trustee, Phoenix Funds
7721 Blue Heron Way                                                   Complex (1989-present). Trustee, Scudder
West Palm Beach, FL 33412                                             Investments (33 portfolios) (1986-present).
DOB: 3/28/30                                                          Director, Coutts & Co. Trust Holdings Limited
                                                                      (1991-2000), Coutts & Co. Group (1991-2000) and
                                                                      Coutts & Co. International (USA) (private
                                                                      banking) (1991-2000).
Francis E. Jeffries                      Nominee           44         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902                                              (1984-2004). Trustee/Director, Phoenix Funds
Naples, FL 34108                                                      Complex (1995-present).
DOB: 9/23/30

                                                       NUMBER OF
                                        POSITION     PORTFOLIOS IN
                                       WITH TRUST     FUND COMPLEX
                                       AND LENGTH    OVERSEEN OR TO
NAME, ADDRESS AND                        OF TIME      BE OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
DATE OF BIRTH                            SERVED        BY NOMINEE           OTHER DIRECTORSHIPS HELD BY NOMINEE
-----------------                      -----------   --------------   -----------------------------------------------
Leroy Keith, Jr.                         Nominee           42         Partner, Stonington Partners, Inc. (private
Stonington Partners, Inc.                                             equity fund) since 2001. Director/Trustee,
736 Market Street,                                                    Evergreen Funds (six portfolios). Trustee,
Ste. 1430                                                             Phoenix Funds Complex (1980-present). Chairman
Chattanooga, TN 37402                                                 (1998 to 2000) and Chief Executive Officer
DOB: 2/14/39                                                          (1995-1998), Carson Products Company
                                                                      (cosmetics).
Geraldine M. McNamara                    Nominee           44         Managing Director, U.S. Trust Company of New
U.S. Trust Company of                                                 York (private bank) (1982- present).
  New York                                                            Trustee/Director, Phoenix Funds Complex
11 West 54th Street                                                   (2001-present).
New York, NY 10019
DOB: 4/17/51
Everett L. Morris                        Nominee           44         Currently retired. Trustee/Director, Phoenix
164 Laird Road                                                        Funds Complex (1995-present). Director, W.H.
Colts Neck, NJ 07722                                                  Reaves and Company (2004-present). Vice
DOB: 5/26/28                                                          President, W.H. Reaves and Company (investment
                                                                      management) (1993-2003).
James M. Oates                           Nominee           42         Chairman, Hudson Castle Group, Inc. (Formerly
c/o Northeast Partners                                                IBEX Capital Markets, Inc.) (financial
150 Federal Street,                                                   services) (1997-present). Managing Director
Suite 1000                                                            Wydown Group (consulting firm) (1994-present).
Boston, MA 02110                                                      Director, Investors Financial Service
DOB: 5/31/46                                                          Corporation (1995-present), Investors Bank &
                                                                      Trust Corporation (1995-present), Stifel
                                                                      Financial (1996-present), Connecticut River
                                                                      Bancorp (1998-present), Connecticut River Bank
                                                                      (1999-present), Trust Company of New Hampshire
                                                                      (2002-present). Chairman, Emerson Investment
                                                                      Management, Inc. (2000-present). Vice Chairman,
                                                                      Massachusetts Housing Partnership (1994-1999).
                                                                      Director/Trustee, John Hancock Trust
                                                                      (2004-present), Blue Cross and Blue Shield of
                                                                      New Hampshire (1994-1999), AIB Govett Funds
                                                                      (1991-2000) and Command Systems, Inc.
                                                                      (1998-2000), Phoenix Investment Partners, Ltd.
                                                                      (1995-2001), 1Mind, Inc. (2000-2002),
                                                                      1Mind.com, Plymouth Rubber Co. (1995-2003).
                                                                      Director and Treasurer, Endowment for Health,
                                                                      Inc. (2000-2004).

                                                       NUMBER OF
                                        POSITION     PORTFOLIOS IN
                                       WITH TRUST     FUND COMPLEX
                                       AND LENGTH    OVERSEEN OR TO
NAME, ADDRESS AND                        OF TIME      BE OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
DATE OF BIRTH                            SERVED        BY NOMINEE           OTHER DIRECTORSHIPS HELD BY NOMINEE
-----------------                      -----------   --------------   -----------------------------------------------
Donald B. Romans                         Nominee           42         Currently retired. President, Romans & Company
39 S. Sheridan Road                                                   (private investors and financial consultants)
Lake Forest, IL 60045                                                 (1987-2003). Trustee/Director, Phoenix Funds
DOB: 4/22/31                                                          Complex (1985-present). Trustee, Burnham
                                                                      Investors Trust (5 portfolios) (1967-2003).
Richard E. Segerson                      Nominee           42         Managing Director, Northway Management Company
Northway Management Company                                           (1998-present). Trustee/Director, Phoenix Funds
164 Mason Street                                                      Complex (1988-present).
Greenwich, CT 06830
DOB: 2/16/46
Ferdinand L. J. Verdonck                 Nominee           42         Director, Banco Urquijo (Chairman). Trustee,
Nederpolder, 7                                                        Phoenix Funds Complex (2004- present). Director
B-9000 Gent, Belgium                                                  EASDAQ (Chairman), The Fleming Continental
DOB: 7/30/42                                                          European Investment Trust, Groupe SNEF, Degussa
                                                                      Antwerpen N.V., Santens N.V. Managing Director,
                                                                      Almanij N.V. (1992-2003); Director, KBC Bank
                                                                      and Insurance Holding Company (Euronext)
                                                                      (1992-2003), KBC Bank (1992-2003), KBC
                                                                      Insurance (1992-2003), Kredietbank, S.A.
                                                                      Luxembourgeoise (1992-2003), Investco N.V.
                                                                      (1992-2003), Gevaert N.V. (1992-2003), Fidea
                                                                      N.V. (1992-2003), Almafin N.V. (1992-2003),
                                                                      Centea N.V. (1992-2003), Dutch Chamber of
                                                                      Commerce for Belgium and Luxemburg, Phoenix
                                                                      Investment Partners, Ltd. (1995-2001).
Lowell P. Weicker, Jr.                   Nominee           42         Director, Medallion Financial New York
7 Little Point Street                                                 (2003-present), Compuware (1996- present), WWF,
Essex, CT 06426                                                       Inc. (2000-present). President, The Trust for
DOB: 5/16/31                                                          America's Health (non-profit) (2001-present).
                                                                      (Trustee/Director), Phoenix Funds Complex
                                                                      (1995-present). Director, UST, Inc.
                                                                      (1995-2004), HPSC Inc. (1995-2004).

NOMINEES AS INTERESTED TRUSTEES

     If elected and if the New Advisory Agreement is approved, each of the nominees listed below would be an "interested person" of the Trust ("Interested Trustees"), as defined in Section 2(a)(19) of the 1940 Act, and the rules and regulations thereunder.

                                                       NUMBER OF
                                        POSITION     PORTFOLIOS IN
                                       WITH TRUST     FUND COMPLEX
                                       AND LENGTH    OVERSEEN OR TO
NAME, ADDRESS AND                        OF TIME      BE OVERSEEN     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
DATE OF BIRTH                            SERVED        BY NOMINEE           OTHER DIRECTORSHIPS HELD BY NOMINEE
-----------------                      -----------   --------------   -----------------------------------------------
*Marilyn E. LaMarche                     Nominee           42         Limited Managing Director, Lazard Freres & Co.
Lazard Freres & Co. LLC                                               LLC (1997-present). Director, The Phoenix
30 Rockefeller Plaza,                                                 Companies, Inc. (2001-present) and Phoenix Life
59th Floor                                                            Insurance Company (1989-present).
New York, NY 10020                                                    Trustee/Director, Phoenix Funds Complex
DOB: 5/11/34                                                          (2002-present).
**Philip R. McLoughlin                   Nominee           70         Director, PXRE Corporation (Delaware)
56 Prospect Street                                                    (1985-present), World Trust Fund
Hartford, CT 06115                                                    (1991-present). Management Consultant
DOB: 10/23/46                                                         (2002-2004), Chairman (1997-2002), Chief
                                                                      Executive Officer (1995-2002), Director
                                                                      (1995-2002) and Vice Chairman (1995-1997),
                                                                      Phoenix Investment Partners, Ltd. Director and
                                                                      Executive Vice President, The Phoenix
                                                                      Companies, Inc. (2000-2002). Director
                                                                      (1994-2002) and Executive Vice President,
                                                                      Investments (1987-2002), Phoenix Life Insurance
                                                                      Company. Director (1983-2002) and Chairman
                                                                      (1995-2002), Phoenix Investment Counsel, Inc.
                                                                      Director (1982-2002) and President (1990-2000),
                                                                      Phoenix Equity Planning Corporation. Chairman
                                                                      and President, Phoenix/Zweig Advisers LLC
                                                                      (2001-2002). Director (2001-2002) and President
                                                                      (April 2002-September 2002), Phoenix Investment
                                                                      Management Company. Director and Executive Vice
                                                                      President, Phoenix Life and Annuity Company
                                                                      (1996-2002). Director (1995-2000) and Executive
                                                                      Vice President (1994-2002) and Chief Investment
                                                                      Counsel (1994-2002), PHL Variable Insurance
                                                                      Company. Director, Phoenix National Trust
                                                                      Holding Company (2001-2002). Director
                                                                      (1985-2002) and Vice President (1986-2002) and
                                                                      Executive Vice President (2002-2002), PM
                                                                      Holdings, Inc. Director, W.S. Griffith
                                                                      Associates, Inc. (1995-2002). Director
                                                                      (1992-2002) and President (1993-1994), W.S.
                                                                      Griffith Securities, Inc.

 * If the proposed New Advisory Agreement is approved, Ms. LaMarche would be an Interested Trustee by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** If the proposed New Advisory Agreement is approved, Mr. McLoughlin would be an Interested Trustee by reason of his prior relationship with The Phoenix Companies, Inc. and its affiliates.

CURRENT DISINTERESTED TRUSTEES

                                                          NUMBER OF
                                                        FUNDS IN FUND
                                                           COMPLEX
NAME, ADDRESS, AGE AND                 LENGTH OF TIME    OVERSEEN BY     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
POSITION(S) WITH TRUST                     SERVED          TRUSTEE      YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------                 --------------   -------------   ---------------------------------------------
James T. Rothe                                               63         Professor Emeritus of Business, University of
151 Detroit Street                                                      Colorado, Colorado Springs, CO (since 2004).
Denver, CO 80206                                                        Formerly, Professor of Business, University
Age 61                                                                  of Colorado (2002-2004); Distinguished
Chairman                                4/04-Present                    Visiting Professor of Business (2001- 2002),
                                                                        Thunderbird (American Graduate School of
Trustee                                 5/03-Present                    International Management), Phoenix, AZ; and
                                                                        Principal (1988-1999) of Phillips-Smith
                                                                        Retail Group, Addison, TX (a venture capital
                                                                        firm), Co-founder and Managing Director,
                                                                        Roaring Fork Capital Partners (private equity
                                                                        firm); Director, Red Robin Gourmet Burgers,
                                                                        Inc.
Samuel Boyd, Jr.                        8/03-Present          2         Manager (since 1978) of Customer Service
151 Detroit Street                                                      Accounting Division, Potomac Electric Power
Denver, CO 80206                                                        Company, Washington, D.C. Director, World
Age 64                                                                  Funds Inc., The World Insurance Trust,
Trustee                                                                 Vontobel Funds USA and Satuit Capital
                                                                        Management Trust.
Arthur F. Lerner                        5/03-Present          2         Retired. Formerly, Senior Vice President,
151 Detroit Street                                                      Arnhold and S. Bleichroeder (investment
Denver, CO 80206                                                        manager) (1969-2003). Director, Sthenos
Age 62                                                                  Capital (United Kingdom).
Trustee
Dennis B. Mullen                        5/03-Present         63         Private Investor. Director, Red Robin Gourmet
151 Detroit Street                                                      Burgers, Inc.
Denver, CO 80206
Age 61
Trustee
Maureen T. Upton                        5/03-Present          2         Senior Financial Manager, CH2M Hill (since
151 Detroit Street                                                      2/05). Formerly, Director of Sales and
Denver, CO 80206                                                        Marketing, Intelligent Markets, Inc.
Age 40                                                                  (3/00-3/03); Associate Equities Division,
Trustee                                                                 Goldman Sachs & Co. (8/98-1/00).

                                                          NUMBER OF
                                                        FUNDS IN FUND
                                                           COMPLEX
NAME, ADDRESS, AGE AND                 LENGTH OF TIME    OVERSEEN BY     PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
POSITION(S) WITH TRUST                     SERVED          TRUSTEE      YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------                 --------------   -------------   ---------------------------------------------
CURRENT INTERESTED TRUSTEE
Thomas H. Bailey*                       5/03-Present         63         Formerly, President (1978-2002) and Chief
151 Detroit Street                                                      Executive Officer (1994-2002) of JCM or its
Denver, CO 80206                                                        predecessor. Chairman and Director
Age 67                                                                  (1978-2002) of Janus Capital Corporation; and
Trustee                                                                 Director (1997-2001) of Janus Distributors,
                                                                        Inc.; President and Director (1994-2002) of
                                                                        the Janus Foundation.

---------------

* Mr. Bailey is an Interested Trustee by virtue of his ownership of shares of JCM's parent company.

OFFICERS OF THE TRUST

     The Board has elected the following seven officers of the Trust, all of whom are employees of JCM. The following table sets forth information concerning each current officer of the Trust. If the Transaction is consummated, the current officers of the Trust will resign or be replaced by those officers elected by the new Trustees of the Trust.

                                                            TERM OF OFFICE
NAME, ADDRESS AND AGE AS OF                POSITIONS        AND LENGTH OF       PRINCIPAL OCCUPATIONS
DECEMBER 31, 2004                       HELD WITH FUNDS      TIME SERVED     DURING THE PAST FIVE YEARS
---------------------------            ------------------   --------------   ---------------------------
Bonnie M. Howe                         Vice President       05/03-Present    Vice President and
151 Detroit Street                                                           Assistant General Counsel
Denver, CO 80206                                                             of JCM, Janus Distributors
Age 39                                                                       LLC and Janus Services LLC.
                                                                             Formerly, Assistant Vice
                                                                             President (1998-2000) of
                                                                             Janus Service Corporation.
Kelley Abbott Howes                    General Counsel      04/04-Present    Senior Vice President and
151 Detroit Street                                                           General Counsel of JCM and
Denver, CO 80206                       Vice President and   05/03-Present    Janus Services LLC; Vice
Age 39                                 Secretary                             President and Assistant
                                                                             General Counsel of Janus
                                                                             Distributors LLC. Formerly,
                                                                             Vice President (1999-2004)
                                                                             and Assistant General
                                                                             Counsel (2000-2004) of
                                                                             Janus Services LLC; Vice
                                                                             President (1999-2004) and
                                                                             Assistant General Counsel
                                                                             (1999-2004) of JCM and
                                                                             Assistant Vice President
                                                                             (1998-2000) of Janus
                                                                             Service Corporation.

                                                            TERM OF OFFICE
NAME, ADDRESS AND AGE AS OF                POSITIONS        AND LENGTH OF       PRINCIPAL OCCUPATIONS
DECEMBER 31, 2004                       HELD WITH FUNDS      TIME SERVED     DURING THE PAST FIVE YEARS
---------------------------            ------------------   --------------   ---------------------------
David R. Kowalski                      Vice President and   05/03-Present    Senior Vice President and
151 Detroit Street                     Chief Compliance                      Chief Compliance Officer of
Denver, CO 80206                       Officer                               JCM, Janus Distributors
Age 47                                                                       LLC, and Janus Services
                                                                             LLC; Chief Compliance
                                                                             Officer of Bay Isle
                                                                             Financial LLC and Enhanced
                                                                             Investment Technologies
                                                                             LLC. Formerly, Vice
                                                                             President of JCM (2000-
                                                                             2005), Janus Distributors
                                                                             LLC (2000-2001) and Janus
                                                                             Services LLC (2004-2005);
                                                                             Assistant Vice President of
                                                                             Janus Services LLC (2000-
                                                                             2004); and Senior Vice
                                                                             President and Director of
                                                                             Mutual Fund Compliance for
                                                                             Van Kampen Funds (1985-
                                                                             2000).
Girard C. Miller                       President and        10/03-Present    Executive Vice President
151 Detroit Street                     Chief Executive                       and Chief Operating Officer
Denver, CO 80206                       Officer                               of Janus Capital Group Inc.
Age 53                                                                       and JCM; President of Janus
                                                                             Distributors LLC and Janus
                                                                             Capital International LLC;
                                                                             Executive Vice President of
                                                                             Janus Services LLC;
                                                                             President and Director of
                                                                             Janus Management Holdings
                                                                             Corporation; Chief
                                                                             Operating Officer and
                                                                             President of Capital Group
                                                                             Partners, Inc. Formerly,
                                                                             Director of Capital Group
                                                                             Partners, Inc. (2003-
                                                                             2004); and President and
                                                                             Chief Executive Officer of
                                                                             ICMA Retirement Corporation
                                                                             (1992-2003).
Jesper Nergaard                        Vice President,      02/05-Present    Vice President of
151 Detroit Street                     Treasurer and                         Investment Accounting for
Denver, CO 80206                       Principal                             JCM. Formerly, Director of
Age 42                                 Accounting Officer                    Financial Reporting for
                                                                             OppenheimerFunds, Inc.
                                       Chief Financial      03/05-Present    (2004-2005); Site Manager
                                       Officer                               and First Vice President of
                                                                             Mellon Global Securities
                                                                             Services (2003); and
                                                                             Director of Fund
                                                                             Accounting, Project
                                                                             Development and Training of
                                                                             INVESCO Funds Group
                                                                             (1994-2003).

     If the Transaction is consummated, the following PIC personnel are proposed to serve as officers of the Trust:

                                    POSITION(S) HELD
NAME, ADDRESS                      WITH PHOENIX FUNDS
AND DATE OF BIRTH              AND LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------             ----------------------------  ---------------------------------------------
Daniel T. Geraci              President since 2004.         Executive Vice President, Asset Management,
56 Prospect Street                                          The Phoenix Companies, Inc. (wealth
Hartford, CT 06115                                          management) (since 2003). President and Chief
DOB: 6/12/57                                                Executive Officer, Phoenix Investment
                                                            Partners, Ltd. (since 2003). President,
                                                            certain Funds within the Phoenix Fund Complex
                                                            (2004-present), President and Chief Executive
                                                            Officer of North American investment
                                                            operations, Pioneer Investment Management
                                                            USA, Inc. (2001-2003). President of Private
                                                            Wealth Management Group (2000-2001),
                                                            Executive Vice President of Distribution and
                                                            Marketing for U.S. institutional services
                                                            business (1998-2000) and Executive Vice
                                                            President of Distribution and Marketing for
                                                            Fidelity Canada (1996-1998), Fidelity
                                                            Investments.

George Aylward                Executive Vice President      Senior Vice President and Chief Executive
56 Prospect Street            since 2004.                   Officer, Asset Management, The Phoenix
Hartford, CT 06115                                          Companies, Inc. (2004-present). Executive
DOB: 8/17/64                                                Vice President and Chief Operating Officer,
                                                            Phoenix Investment Partners, Ltd.
                                                            (2004-present). Vice President, Phoenix Life
                                                            Insurance Company (2002-2004). Vice
                                                            President, The Phoenix Companies, Inc.
                                                            (2001-2004). Assistant Controller, Phoenix
                                                            Investment Partners, Ltd. (1996-2001).

Francis G. Waltman            Senior Vice President since   Vice President, Chief Administrative Officer
56 Prospect Street            2004.                         (2003- present), Senior Vice President, Chief
Hartford, CT 06115                                          Administrative Officer, Private Client Group
DOB: 7/27/62                                                (1999- 2003), Phoenix Investment Partners,
                                                            Ltd. Senior Vice President, certain funds
                                                            within the Phoenix Fund Complex
                                                            (2004-present).

Nancy G. Curtiss              Treasurer since 1996.         Vice President, Fund Accounting (1994-2000),
56 Prospect Street                                          Treasurer (1996-2000), Assistant Treasurer
Hartford, CT 06115                                          (2001- present), Phoenix Equity Planning
DOB: 11/24/52                                               Corporation. Vice President (2003-present),
                                                            Phoenix Investment Partners, Ltd. Treasurer
                                                            or Assistant Treasurer, certain funds within
                                                            the Phoenix Fund Complex (1994-present).

SHARE OWNERSHIP

     As of the Record Date, the nominees, Trustees and executive officers of the Funds beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

     The following table sets forth, as of April 1, 2005, the dollar range of equity securities beneficially owned by each Trustee and nominee in the Funds and the aggregate dollar range of equity securities beneficially owned by the Trustees and nominees in any fund overseen or to be overseen by the Trustee or nominee within the Janus family of funds (63 funds as of April 1, 2005) and the Phoenix funds (70 funds as of April 1, 2005). Information regarding the number of shares owned by each Trustee and nominee is attached as Exhibit D.

                                                                            AGGREGATE DOLLAR
                                                                            RANGE OF EQUITY
                                                                           SECURITIES IN ALL
                                                                          FUNDS OVERSEEN OR TO
                                                                             BE OVERSEEN BY
                                                     DOLLAR RANGE OF      TRUSTEE/ NOMINEE IN
                                                   EQUITY SECURITIES IN   FAMILY OF INVESTMENT
NAME OF NOMINEES/TRUSTEES                               THE FUNDS              COMPANIES
-------------------------                          --------------------   --------------------
Disinterested Trustees
James T. Rothe...................................                None          Over $100,000
Samuel Boyd, Jr.
  Focused Value Fund.............................     $10,001-$50,000       $50,001-$100,000
  International Equity Fund......................     $10,001-$50,000
Arthur F. Lerner.................................                None                   None
Dennis B. Mullen
  Focused Value Fund.............................                None          Over $100,000
  International Equity Fund......................    $50,001-$100,000
Maureen T. Upton.................................                None                   None*
Interested Trustee
Thomas H. Bailey.................................                None          Over $100,000
Disinterested Trustee Nominees
E. Virgil Conway.................................                None          Over $100,000
Harry Dalzell-Payne..............................                None                   None
S. Leland Dill...................................                None       $50,001-$100,000
Francis E. Jeffries..............................                None          Over $100,000
Leroy Keith, Jr. ................................                None                   None
Geraldine M. McNamara............................                None          Over $100,000
Everett L. Morris................................                None          Over $100,000
James M. Oates...................................                None          Over $100,000
Donald B. Romans.................................                None          Over $100,000
Richard E. Segerson..............................                None          Over $100,000
Ferdinand L. J. Verdonck.........................                None                   None
Lowell P. Weicker, Jr. ..........................                None                   None
Interested Trustee Nominees
Marilyn E. LaMarche..............................                None                   None
Philip R. McLoughlin.............................                None          Over $100,000

---------------

* Ms. Upton beneficially owns a dollar range of $10,001-$50,000 equity securities in other funds in the Janus family of funds for which she does not serve as a Trustee.

COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     No remuneration was paid by the Trust to persons who were directors, officers or employees of JCM or any affiliate thereof for their services as Trustees or officers of the Trust. Each Trustee is entitled to receive an annual retainer plus a fee for each regular in-person meeting of the Trustees attended and a fee for attending an in-person committee meeting convened on a date other than in conjunction with a regularly scheduled Trustee meeting. The following table sets forth information concerning the compensation received by Trustees for the fiscal year ended February 28, 2005.

                                                 TRUSTEES'          TOTAL TRUSTEES' COMPENSATION
                                           AGGREGATE COMPENSATION      FROM THE TRUST AND THE
                                               FROM THE TRUST          JANUS FUND COMPLEX(1)
                                           ----------------------   ----------------------------
James T. Rothe...........................         $50,000                     $333,500
Samuel Boyd, Jr. ........................         $50,000                     $ 50,000
Arthur F. Lerner.........................         $50,000                     $ 50,000
Dennis B. Mullen.........................         $50,000                     $465,324(2)
Maureen T. Upton.........................         $50,000                     $ 50,000

---------------

(1) For Mr. Rothe and Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 63 fund portfolios. For Mr. Boyd, Mr. Lerner and Ms. Upton, includes compensation for service on the board of one Janus trust comprised of 2 fund portfolios.

(2) Includes additional compensation paid for service as Independent Chairman of the Board of three Janus trusts.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

     The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by officers of the Funds and review the investment decisions of JCM, although they do not actively participate on a regular basis in making such decisions. The Trustees meet periodically throughout the year to oversee the Trust's activities, review Fund performance and review the actions of JCM and Vontobel, who are responsible for the Trust's day-to-day operations. There were four regular meetings and three special meetings of the Trustees held during the fiscal year ended February 28, 2005. Each Trustee attended at least 75% of the meetings during the fiscal year. Since annual shareholder meetings are not required by open-end funds, there is no policy requiring Trustee attendance at such meetings.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board has four standing committees that perform specialized functions: an Audit Committee, a Brokerage and Distribution Committee, a Nominating and Governance Committee and a Pricing Committee.

Each committee is comprised entirely of Disinterested Trustees. Information about each of these committees follows:

                                                                               NUMBER OF MEETINGS
                                                                                HELD DURING LAST
                                FUNCTIONS                  MEMBERS                 FISCAL YEAR
                         -----------------------   -----------------------   -----------------------
AUDIT                    Reviews the financial     Dennis B. Mullen                     4
COMMITTEE                reporting process, the    (Chairman)
                         system of internal        Samuel Boyd, Jr.
                         controls over financial   Arthur F. Lerner
                         reporting and the audit
                         process. The
                         Committee's review of
                         the audit process
                         includes, among other
                         things, the
                         appointment,
                         compensation and
                         oversight of the
                         auditors and
                         pre-approval of audit
                         and non-audit services.
BROKERAGE AND            Reviews and makes         Maureen T. Upton                     4
DISTRIBUTION COMMITTEE   recommendations           (Chairperson)
                         regarding matters         Arthur F. Lerner
                         related to the Trust's    James T. Rothe
                         use of brokerage
                         commissions, placement
                         of portfolio
                         transactions and
                         distribution of Fund
                         shares.
NOMINATING AND           Identifies and            James T. Rothe                       4
GOVERNANCE COMMITTEE     recommends individuals    (Chairman)
                         for Trustee membership,   Maureen T. Upton
                         consults with             Dennis B. Mullen
                         management in planning
                         Trustee meetings, and
                         oversees the
                         administration of, and
                         ensures compliance
                         with, the Trust's
                         Governance Procedures
                         and Guidelines.
PRICING COMMITTEE        Determines a fair value   Arthur F. Lerner                     5
                         of securities for which   (Chairman)
                         market quotations are     Samuel Boyd, Jr.
                         not readily available     Maureen T. Upton
                         or are deemed not to be
                         reliable, pursuant to
                         procedures adopted by
                         the Trustees.

NOMINATING AND GOVERNANCE COMMITTEE

     The Nominating and Governance Committee ("Committee"), comprised of only Disinterested Trustees, has adopted a written charter that delineates its duties and powers. A copy of the Nominating and Governance Committee Charter is attached to this Proxy Statement as Exhibit C. The Committee is responsible for identifying and nominating candidates for appointment as Trustees of the Trust and will consider nominees to the Board of Trustees recommended by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust's Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is attached as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Exhibit C.

     For any candidate of the Board of Trustees nominated by the Committee, the principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, in considering a potential candidate's qualifications to serve as a Trustee of the Trust, the Committee may take into account a wide variety of criteria, including, but not limited to: (i) knowledge of the investment company industry, (ii) relevant experience, (iii) educational background, (iv) reputation for high ethical standards and personal and professional integrity, (v) financial, technical or other expertise, (vi) time commitment for the performance of duties of a Trustee, (vii) stature commensurate with the responsibility of representing Fund shareholders, and
(viii) if the candidate is for a Disinterested Trustee, that the person qualifies as Disinterested.

     The Committee may use any process it deems appropriate for the purpose of evaluating candidates for Trustee, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a Fund shareholder.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide a process for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chair of the Nominating and Governance Committee and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

               PROPOSAL 2: APPROVAL OF THE NEW ADVISORY AGREEMENT

A COPY OF THE PROPOSED NEW ADVISORY AGREEMENT IS ATTACHED TO THIS PROXY AS EXHIBIT A.

REQUIRED VOTE

     Approval of the New Advisory Agreement as to either Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all share classes voting together with respect to the Fund. Under the 1940 Act, a majority of a Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares present at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the New Advisory Agreement is not approved by the shareholders of either Fund, JCM would continue as adviser of each Fund under the terms of the Current Advisory Agreements until the expiration of such agreements and the current Board would consider options available to the Funds.

THE CURRENT ADVISORY AGREEMENTS

     Each Fund has a Current Advisory Agreement with JCM, 151 Detroit Street, Denver, Colorado 80206-4805. JCM is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of JCM, with the remaining 5% held by Janus Management Holdings Corporation. The following persons serve as the principal executive officers of JCM at the address for JCM listed above: Steven L. Scheid, Chief Executive Officer; Gary D. Black, President and Chief Investment Officer; Girard C. Miller, Executive Vice President and Chief Operating Officer; Loren M. Starr, Senior Vice President and Chief Financial Officer; Jesper

Nergaard, Vice President of Investment Accounting; Robin C. Beery, Executive Vice President and Chief Marketing Officer; Kelley Abbott Howes, Senior Vice President and General Counsel; David R. Kowalski, Senior Vice President of Compliance and Chief Compliance Officer; and John H. Bluher, Secretary, Senior Vice President and Chief Public Affairs Officer. Janus Distributors and Janus Services, affiliates of JCM, are each located at the address shown above for JCM.

     Each Current Advisory Agreement provides that JCM will have overall supervisory responsibility for the investment program of the Fund, provide office space for the Fund, and pay the salaries, fees and expenses of the Funds' officers and of those Trustees who are interested persons of JCM. JCM is also authorized to perform the management and administrative services necessary for the operation of the Funds. As discussed below, JCM has delegated certain of these duties to Vontobel pursuant to the Current Subadvisory Agreements between JCM and Vontobel. JCM is also compensated by the Funds for performing certain administrative services pursuant to an Administrative Services Agreement described on page 6 herein.

     From their own assets, JCM or its affiliates may pay brokerage firms, banks, financial advisers, retirement plan service providers and other financial intermediaries fees for providing recordkeeping, subaccounting and other shareholder or administrative services in connection with investment in the Funds. These fees may be in addition to fees paid from the Funds' assets to these financial intermediaries. Janus Distributors and its affiliates may also pay for or sponsor informational meetings for financial intermediaries.

     The Funds pay custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings (other than the Meeting) and reports to shareholders, fees and expenses of the Disinterested Trustees, and other costs of complying with applicable laws regulating the sale of Fund shares.

     Each Fund compensates JCM for its services provided pursuant to the Current Advisory Agreement by the monthly payment of a fee at the following annual rates as a percentage of its average daily net asset value:

                                                               FOCUSED     INTERNATIONAL
                                                              VALUE FUND    EQUITY FUND
                                                              ----------   -------------
First $100 Million..........................................    0.96%          0.99%
Increment from $100 Million to $300 Million.................    0.85%          0.85%
Increment over $300 Million.................................    0.75%          0.75%

     JCM has agreed by contract, until September 30, 2005, to waive its advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year (including the investment advisory fee, but excluding the administrative services fee, the distribution and shareholder servicing fee, brokerage commissions, interest, taxes and extraordinary expenses) exceed the following percentage of the Funds' average daily net asset value:

Focused Value Fund..........................................  0.90%
International Equity Fund...................................  1.00%

     Although JCM is entitled to recoup such reimbursement or fee reduction from a Fund during the Fund's first three years of operations to the extent that the Fund's annual expenses subject to such limit would otherwise be below that limit, JCM has agreed to waive its right of reimbursement upon termination of the Current Advisory Agreements.

     The following table summarizes the advisory fees paid by the Funds before waivers and the amounts waived, including any applicable advisory fee waivers, for the periods indicated.

                            MARCH 1, 2004-               JANUARY 1-                OCTOBER 13-
                          FEBRUARY 28, 2005          FEBRUARY 29, 2004          DECEMBER 31, 2003
                       ------------------------   ------------------------   -----------------------
                       ADVISORY FEES   WAIVERS    ADVISORY FEES   WAIVERS    ADVISORY FEES   WAIVERS
                       -------------   --------   -------------   --------   -------------   -------
Focused Value Fund...    $791,194      $541,492     $122,552      $104,703     $156,416        $ 0
International Equity
  Fund...............    $420,534      $332,707     $ 49,056      $ 49,056(1)   $ 57,840       $88

---------------

(1) In addition to waiving all of its advisory fee, JCM also reimbursed the Fund for other expenses that exceeded its expense limit.

     The following table summarizes the pro forma advisory fees that would have been paid under the New Advisory Agreement before waivers and the amounts that would have been waived, including any applicable advisory fee waivers, for the periods indicated.

                            MARCH 1, 2004-              JANUARY 1-                OCTOBER 13-
                          FEBRUARY 28, 2005          FEBRUARY 29, 2004         DECEMBER 31, 2003
                       ------------------------   -----------------------   -----------------------
                       ADVISORY FEES   WAIVERS    ADVISORY FEES   WAIVERS   ADVISORY FEES   WAIVERS
                       -------------   --------   -------------   -------   -------------   -------
Focused Value Fund...    $618,120      $494,496      $95,743      $90,637     $129,422         --
International Equity
  Fund...............    $361,065      $318,586      $42,119      $42,119(1)   $ 48,850        --

---------------

(1) In addition to waiving all of its advisory fee, PIC would have reimbursed the Fund for other expenses that exceeded its expense limit.

     Each Fund's Current Advisory Agreement is dated August 5, 2003, and continues in effect until July 1, 2005, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Disinterested Trustees, and by either a majority of the outstanding voting shares of that Fund or the Trustees of the Funds. Each Current Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or JCM on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Disinterested Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund. The Current Advisory Agreement for each Fund will be terminated upon shareholder approval and execution of the New Advisory Agreement. The Current Advisory Agreements were last submitted to a vote of shareholders on September 19, 2003 as part of a reorganization of series of Vontobel Funds, Inc. into the corresponding series of the Trust.

THE NEW ADVISORY AGREEMENT

     It is proposed that the new investment adviser to the Funds be PIC, which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC is a wholly-owned subsidiary of PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), which is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut. PNX is a leading provider of wealth management products and services to individuals and businesses. PNX's primary place of business is One American Row, Hartford, CT 06115. PEPCO, a mutual fund distributor, would act as the national distributor of the Fund's shares and as Financial Agent of the Fund. The principal office of PEPCO is located at 56 Prospect Street, Hartford, CT 06115.

     PIC acts as the investment adviser for 13 investment companies with a total of 37 mutual funds and as adviser to other institutional clients. As of December 31, 2004, PIC had $24.5 billion in assets under management. PIC has acted as an investment adviser for over 70 years. PIC currently serves as an investment adviser to the following funds that have a similar investment objective to the Funds:

     The Phoenix-Aberdeen International Fund, a series of the Phoenix Multi-Portfolio Fund, is managed by PIC and subadvised by Aberdeen Asset Management, Inc. As of December 31, 2004, that fund had $67.7 million in net assets. The management fee for the fund is at the annual rate of 0.75% of average daily net assets, and for the year ended November 30, 2004, the total annual fund operating expenses for Class A Shares were 1.83%; and for Class C Shares were 2.58%. There are no fee waivers at this time.

     The Phoenix Mid-Cap Value Fund, a series of the Phoenix Equity Trust, is managed by PIC, subadvised by Sasco Capital, Inc. As of December 31, 2004, that fund had $32 million in assets. The management fee for the fund is at the annual rate of 0.75% of average daily net assets, and the total annual fund operating expenses as of October 21, 2004, after waivers, for Class A Shares were 1.25%; and for Class C Shares were 2.00%. Without waivers, the total annual fund operating expenses would have been 4.71% for Class A Shares; and 5.46% for Class C Shares. The adviser has contractually agreed to cap total operating expenses through October 30, 2006.

     The following persons serve as the principal executive officers of PIC at the address for PIC listed above: Daniel T. Geraci, Director and President, Equities; Michael E. Haylon, Director and President, Fixed Income; James D. Wehr, Director and Senior Vice-President, Fixed Income; Doreen A. Bonner, Vice-President and Compliance Officer; Glenn H. Pease, Vice-President, Finance and Treasurer; Nancy J. Engberg, Vice-President, Assistant Clerk and Counsel; John H. Beers, Vice-President and Clerk; Steven L. Colton, Managing Director, Value Equities; and Julie L. Sapia, Director, Money Market Trading. The principal occupation of the principal executive officers is the officer's position with PIC. If the New Advisory Agreement is approved, the following officers and employees of PIC would serve in the following capacities as officers of the Funds: Daniel T. Geraci, President; George Aylward, Executive Vice-President; Francis G. Waltman, Senior Vice-President; Nancy J. Engberg, Anti-Money Laundering Officer and Assistant Secretary; Marc Baltuch, Chief Compliance Officer; Doreen A. Bonner, Compliance Officer; Nancy G. Curtiss, Treasurer; W. Patrick Bradley and Amy H. Hackett, Assistant Treasurers; Jacqueline M. Porter, Vice-President and Assistant Treasurer; Matthew A. Swendiman, Vice-President, Chief Legal Officer, Counsel and Secretary; and Vallerie A. Atwood, Frances J. Crisafulli, John R. Flores and Ann Spooner, Assistant Secretaries.

     PXP is the wholly-owned investment management subsidiary of PNX and has served investors for over 70 years. As of December 31, 2004, PXP had approximately $43 billion in assets under management through its investment partners: Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Engemann Asset Management (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and PIC in Hartford, CT.

     The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreements. PIC would provide certain services and facilities required to carry on the day-to-day operations of the Funds (for which it would receive a management fee), other than the costs of printing and mailing proxy materials, reports and notices to shareholders, outside legal and auditing services, regulatory filing fees and expenses of printing the Trust's registration statements (but PEPCO would purchase such copies of the Funds' prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

     The New Advisory Agreement would be in effect for an initial term until November 30, 2005 and would continue in effect from year-to-year if specifically approved annually by a majority of the Disinterested Trustees, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the applicable Fund. If approved, the New Advisory Agreement could be terminated as to either Fund without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund or by PIC upon 60 days' written notice and would automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

     The New Advisory Agreement provides that PIC will not be liable for any act or omission in the course of, or in connection with, rendering services under the New Advisory Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the New Advisory Agreement. The New Advisory Agreement permits PIC to render similar investment advisory services to others and to engage in other activities.

     As compensation for its services, PIC would receive a fee, which would be accrued daily based on the value of each Fund's net assets and would be paid by the Funds monthly. The fee would be computed at an annual rate of 0.75% of Focused Value Fund's average daily net assets and 0.85% of International Equity Fund's daily net assets. PIC has agreed with the Funds to continue the existing fee limits for each Fund until March 31, 2006 as shown in the tables on pages 3 and 4 under the proposed structure. In addition, PIC has agreed with Vontobel and the Funds to waive, for three years from the effective date of the proposed New Advisory Agreement, a portion of its management fee, subject to a recoupment provision. Following March 31, 2006, the total expenses after waivers for the Funds are estimated to be 1.25% and 2.00% of the average daily net assets of Class A Shares and Class C Shares, respectively, of Focused Value Fund, and 1.35% and 2.10% of the average daily net assets of Class A Shares and Class C Shares, respectively, of International Equity Fund. This change in total expenses after waiver will cause shareholders in Class A Shares and Class C Shares to bear a 0.10% increase in expenses following March 31, 2006. However, there is a possibility that due to asset growth and resulting economies of scale, the overall expenses of Class A Shares and Class C Shares as of March 31, 2006 could be lower than the total expenses shown in the tables on pages 3 and 4 under the proposed structure.

     In addition to the advisory fee, similar to fees paid by each Fund under the Current Advisory Agreement, expenses that would be paid by the Funds under the New Advisory Agreement include: fees of Trustees who are not affiliated with the investment adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust's registration statements, reports and prospectuses excluding those copies used for sales purposes which PEPCO purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Trust's existence as a Delaware statutory trust.

     If the Transaction is completed, in addition to paying the advisory fee to PIC, the Funds will also pay an administrative services fee to PEPCO as financial agent of the Trust. Fees payable to PEPCO by the Funds are described on pages 6 and 7 of this Proxy Statement.

BASIS FOR THE BOARD'S RECOMMENDATION

     The Trustees met on three occasions with senior officers of JCM, PIC and Vontobel to discuss the proposed change of advisers and to consider the qualifications of PIC and Vontobel. In addition, they received from each of those parties and reviewed substantial written information as requested by them. Throughout that process the Disinterested Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each Fund; (b) PIC, its current personnel (including particularly those personnel with responsibilities for providing investment oversight and administrative services to the Funds), and its financial condition, resources and investment and compliance oversight process; (c) the terms of the Current Advisory Agreements and the terms of the New Advisory Agreement, including the standard of care and termination provisions; (d) the scope and quality of the services that PIC is expected to provide to the Funds; (e) the structure and rate of advisory fees that would be payable to PIC by the respective Funds, the proposed expense limitations, the structure and rate of advisory fees payable to other advisers by comparable funds, the structure and rate of advisory fees charged by PIC to other clients and possible alternative fee structures; (f) the pro forma estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) compensation expected to be payable by the Funds to PIC and its affiliates for other services; (h) the pro forma estimated profitability to PIC and its affiliates of their relationships with the Funds; (i) PIC's compliance record; (j) the competitive market for mutual funds in different distribution channels; and (k) the financial condition of affiliates of PIC over a three-year period ended December 31, 2004.

     After consideration of the factors and information referred to above, the Trustees reached several conclusions. They concluded that the proposed nature and extent of PIC's services to the Funds was appropriate and consistent with the terms of the New Advisory Agreement. They also concluded that PIC appeared to be well suited to become the investment adviser and manager of the Funds. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

     - PIC's considerable experience serving as a manager of managers for the Phoenix funds, whose portfolios are managed by subadvisers;

     - The considerable experience of PIC and its affiliates in providing to the Phoenix funds general administrative services, including the preparation of regulatory filings, services to fund shareholders, distribution services and management of the relationships of those funds and PIC with third party service providers;

     - The quality of PIC's services to the Phoenix funds, which appears to be consistent with or superior to quality norms in the mutual fund industry;

     - The stated intention of PIC to actively promote the sale of shares of the Funds;

     - The sufficiency of PIC's personnel and their education and experience;

     - The soundness of PIC's financial condition and PIC's relationship to a much larger financial services enterprise with very substantial financial resources; and

     - The proposed conversion of Class I Shares and Investor Shares of each Fund outstanding at the time that PIC becomes the investment adviser to the Funds into Class A Shares of the Funds that bear a lower rate of expenses and the right of holders of those shares to purchase additional Class A Shares without a sales load.

     The Trustees concluded that the estimated overall expense ratio of each surviving class of shares of each Fund, taking into account the expense limitations agreed to by PIC, was comparable to or more favorable than the expense ratios of its peers and that the fees that each Fund would pay to PIC are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees PIC charges to other clients.

     The Trustees concluded that, other than the services to be provided by PIC and its affiliates and the fees to be paid by the Funds therefor, the Funds and PIC may potentially benefit from their relationship with each other in other ways. They also concluded that success of the Funds could attract other business to PIC or other Phoenix funds and that the success of PIC could enhance PIC's ability to serve the Funds.

     THE TRUSTEES, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

             PROPOSAL 3: APPROVAL OF THE NEW SUBADVISORY AGREEMENT

A COPY OF THE PROPOSED NEW SUBADVISORY AGREEMENT IS ATTACHED TO THIS PROXY AS EXHIBIT B.

REQUIRED VOTE

     Approval of the New Subadvisory Agreement as to either Fund requires the affirmative Majority Vote of the Fund with all share classes voting together with respect to the Fund. If the New Subadvisory Agreement is not approved by the shareholders of either Fund, Vontobel would continue as subadviser to the Funds under the terms of the current Investment Subadvisory Agreements until the expiration of such agreements, and the Board of Trustees would consider the options available to the Funds.

THE CURRENT SUBADVISORY AGREEMENTS

     Vontobel, 450 Park Avenue, New York, New York 10022, is each Fund's subadviser. Vontobel is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, Todistrasse 27, CH-8022 Zurich, Switzerland, a Swiss bank holding company which is traded on the Swiss Stock Exchange. The Vontobel family, through different investment vehicles, owns approximately 40% of Vontobel Holding AG. The following persons serve as the principal executive officers of Vontobel at the address for Vontobel listed above: Herbert J. Scheidt, Chairman; Christoph Ledergerber, Vice-Chairman; Henry Schlegel, President and CEO; Thomas P. Wittwer, Senior Vice-President; Edwin D. Walczak, Senior Vice-President; Peter Newell, Senior Vice-President; Rajiv Jain, Senior Vice-President; Joseph Mastoloni, Vice-President/Compliance; Oliver A. Haberli, Vice-President; Alfred Nyffeler, Chief Financial Officer; Guenter Faschang, Vice-President; Igor Krutov, Vice-President; Sangam Sogani, Vice-President and Senior Research Analyst; and Zeno Staub, Director. The principal occupation of each principal executive officer is the officer's position with Vontobel.

     The Current Subadvisory Agreement for each Fund between Vontobel and JCM obligate Vontobel to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Vontobel; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Current Subadvisory Agreements provide that Vontobel shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

     The Funds pay no fees directly to Vontobel as the subadviser. Under the Current Subadvisory Agreements, Vontobel is compensated with respect to each Fund by JCM at the following annual rates as a percentage of the Fund's average daily net asset value:

FOCUSED VALUE FUND
  First $100 Million........................................  0.740%
  Increment between $100 Million and $300 Million...........  0.415%
  Increment between $300 Million and $500 Million...........  0.365%
  Increment between $500 Million and $1 Billion.............  0.325%
  Increment between $1 Billion and $1.4 Billion.............  0.285%
  Increment equal to or in excess of $1.4 Billion...........  0.215%
INTERNATIONAL EQUITY FUND
  First $500 Million........................................  0.408%
  Increment between $500 Million and $1 Billion.............  0.325%
  Increment between $1 Billion and $1.4 Billion.............  0.285%
  Increment equal to or in excess of $1.4 Billion...........  0.215%

     Each Current Subadvisory Agreement is dated August 5, 2003, and was last submitted to a vote of the Funds' shareholders on September 19, 2003, as part of a reorganization of series of Vontobel Funds, Inc. into the corresponding series of the Trust. The initial term of each Current Subadvisory Agreement continues until July 1, 2005. Each Current Subadvisory Agreement is subject to termination by JCM or Vontobel on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Current Advisory Agreement with respect to the relevant Fund. Each Current Subadvisory Agreement will be terminated upon shareholder approval and execution of the New Advisory Agreement and New Subadvisory Agreement.

     JCM and Vontobel have entered into an additional agreement under which Vontobel is restricted from being involved in the investment management or underwriting of registered investment companies that have the same or substantially equivalent investment style to Focused Value Fund or International Equity Fund until October 2006. That agreement also provides that JCM would be required to pay certain liquidated damages to Vontobel if a Current Subadvisory Agreement were terminated during its first three years, other than in certain circumstances constituting cause. The Current Subadvisory Agreements are proposed to be terminated by mutual agreement between JCM and Vontobel, waiving any payment of liquidated damages related to such termination. In addition, this agreement contemplates that JCM will make certain payments to Vontobel that are designed to provide an incentive for Edwin Walczak, Senior Vice-President, to remain at Vontobel. Any payments under that agreement would be made by JCM and not by either of the Funds.

     Vontobel acts as subadviser for 2 other U.S. registered mutual funds, as well as a Luxembourg Investment Fund, and 15 offshore funds, and provides separate account adviser services for institutional accounts. Investment decisions for each account managed by Vontobel, including the Funds, are made independently from those for any other account that is or may in the future become managed by Vontobel. Vontobel currently serves as subadviser to one fund that is similarly managed to International Equity Fund -- Penn Series International Equity Fund ("Penn fund"). For providing subadvisory services to Penn fund, Vontobel receives, on a monthly basis, a subadvisory fee based on such fund's average daily net assets at the annual rate of 0.50%. Penn fund had approximately $165.5 million in net assets as of December 31, 2004.

THE NEW SUBADVISORY AGREEMENT

     The terms of the New Subadvisory Agreement are substantially similar to those of the Current Subadvisory Agreements. However, the fees paid to Vontobel by PIC under the New Subadvisory Agreement with respect to each Fund would be at the following annual rates as a percentage of the Fund's average daily net asset value:

                                                               FOCUSED     INTERNATIONAL
                                                              VALUE FUND    EQUITY FUND
                                                              ----------   -------------
First $50 Million...........................................     0.70%         0.80%
Over $50 Million............................................    0.375%        0.425%

     The following table summarizes the subadvisory fees paid by JCM and the pro forma subadvisory fees that would have been paid under the New Subadvisory Agreement for the indicated periods:

                               MARCH 1, 2004-          JANUARY 1-            OCTOBER 13-
                             FEBRUARY 28, 2005      FEBRUARY 29, 2004     DECEMBER 31, 2003
                            --------------------   -------------------   --------------------
                             ACTUAL    PRO FORMA   ACTUAL    PRO FORMA    ACTUAL    PRO FORMA
                            --------   ---------   -------   ---------   --------   ---------
Focused Value Fund........  $609,879   $471,560    $94,467    $74,511    $127,696   $100,327
International Equity
  Fund....................  $173,311   $339,826    $20,217    $39,641    $ 23,448   $ 45,977

     Subject to completion of the Transaction, PIC and Vontobel have agreed that PIC will not, subject to certain exceptions, terminate the New Subadvisory Agreement for a period of three years following the closing of the Transaction. PIC may terminate the New Subadvisory Agreement pursuant to the following circumstances: (1) entry of an order against Vontobel that bars Vontobel from serving as an investment adviser; (2) the initiation of an enforcement proceeding against Vontobel that is grounded upon an alleged violation of law and/or applicable regulation and appears likely to limit Vontobel's ability to fulfill its duties under the New Subadvisory Agreement; (3) bankruptcy or insolvency of Vontobel; (4) poor investment performance; or (5) significant portfolio management personnel changes. If PIC terminated the New Subadvisory Agreement for any other reason, PIC would be liable to Vontobel in the amount of $1.75 million. In addition, PIC and Vontobel have agreed that should Vontobel be removed without cause as subadviser to either series of the Trust within three years, Vontobel will receive a payment from Phoenix of $1.75 million.

     Furthermore, Vontobel has reserved the right to require PIC to submit and recommend to the Phoenix funds' board of trustees a proposal jointly crafted by Vontobel and PIC to reorganize International Equity Fund and Focused Value Fund into one or more investment companies or funds that will utilize the services of Vontobel as sole adviser or subadviser if PIC fails to gather additional assets for Vontobel in the associated time periods:

12 months after the closing.................................   $100 million
24 months after the closing.................................   $200 million
36 months after the closing.................................   $300 million

provided, however, that the asset targets listed above shall be reduced by twenty-five percent (25%) for any period in which one or both Funds' three-year performance is in the bottom half of its peer group, and fifty percent (50%) for any period in which one or both Funds' three-year performance is in the bottom quartile of its peer group.

BASIS FOR THE BOARD'S RECOMMENDATION

     Since the commencement of operations of the Trust, the Trustees have met at least quarterly with senior officers of Vontobel. In addition, as noted above, on three separate occasions they met with senior officers of Vontobel and others to consider the proposed change of investment advisers and the proposed continued engagement of Vontobel to manage the portfolios of the Funds. In addition, they received and reviewed from Vontobel substantial written information as requested by them. Throughout that process the Disinterested Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the investment objective and strategy of each Fund; (b) Vontobel, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Funds), and its financial condition, resources and investment process; (c) the terms of the Current Subadvisory Agreements and the terms of the proposed New Subadvisory Agreement, including the standard of care and termination provisions; (d) the scope and quality of the services that Vontobel has provided and will continue to provide to the Funds; (e) the structure and rate of advisory fees payable to Vontobel by the respective Funds, the structure and rate of investment management fees payable to other subadvisers by comparable funds, the structure and rate of investment management fees charged by Vontobel to other clients and possible alternative fee structures; (f) the estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) the methodology used by Vontobel in determining the compensation payable to portfolio managers and the competition for investment management talent; (h) Vontobel's agreement to discontinue the use of the Funds' portfolio brokerage transactions to obtain third party research through brokers; (i) Vontobel's compliance record; and (j) the competitive market for mutual funds in different distribution channels.

     After consideration of the information referred to above, the Trustees reached several conclusions. They concluded that the nature and extent of Vontobel's services to the Funds was appropriate and consistent with the terms of the New Subadvisory Agreement. They also concluded that the quality of Vontobel's services to the Funds has been very good. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

     - Because Vontobel's principal responsibility is management of the Funds' investment portfolios, the investment performance achieved by Vontobel is an important indicator of the quality of services provided;

     - The quality of Vontobel's services to the Funds has been consistent with or superior to quality norms in the mutual fund industry;

     - Vontobel has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively, and has demonstrated its ability to attract and retain well qualified personnel; and

     - Vontobel's financial condition is sound, and Vontobel is part of a much larger financial services enterprise with very substantial financial resources.

     The Trustees concluded that the fees that PIC will pay to Vontobel under the New Subadvisory Agreement are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Vontobel charges to other clients.

     The Trustees concluded that, other than the services to be provided by Vontobel to the Funds pursuant to the proposed agreements and the fees to be paid by PIC therefor, the Funds and Vontobel may potentially benefit from their relationship with each other in other ways. They concluded that Vontobel would benefit from the receipt of proprietary research products and services to be acquired through commissions paid on portfolio transactions of the Funds and that the Funds would benefit from Vontobel's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Vontobel. They also concluded that success of the Funds could attract other business to Vontobel or its other funds and that the success of Vontobel could enhance Vontobel's ability to serve the Funds.

     THE TRUSTEES, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT.

              PROPOSAL 4: APPROVAL OF A PROPOSAL TO PERMIT PIC TO
                   HIRE AND REPLACE SUBADVISERS OR TO MODIFY
              SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

REQUIRED VOTE

     Approval of this proposal requires a Majority Vote of the shareholders of each Fund. If the shareholders of a Fund do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to such Fund.

     By approving the proposal, shareholders will afford the Trust the opportunity to forego the costly expense of and unnecessary delays associated with proxy solicitations that would be necessary in the event of any change in subadvisers. THE BOARD, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

DESCRIPTION OF EXEMPTIVE RELIEF

     One of the duties of an investment adviser is to recommend (subject to oversight by the Board) to a Board, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser's hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that, if the New Advisory Agreement is approved, PIC, with the approval of the Board, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of a Fund without obtaining a Majority Vote of the shareholders of the Fund.

     Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the SEC that, subject to certain conditions, permits PVA, PIC and funds advised by PVA and PIC, with the approval of such funds' trustees, to retain other subadvisers, or subsequently change the subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders.

     Before that relief can be applied to either Fund, the Fund's shareholders must approve the applicability of the relief to the Trust. If the Funds' shareholders approve the proposal to allow PIC to utilize this relief for the Trust, with the prior approval of the Trustees, PIC will have the right to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

     Even if the Funds' shareholders approve this arrangement, any new subadvisers engaged or terminated or any change in a subadvisory agreement will still require approval of the Trustees, including a majority of the Disinterested Trustees. In order to approve a new subadviser for a Fund, the Trustees would analyze the factors they deem relevant, including the nature, quality and scope of services provided by subadvisers to investment companies comparable to the Fund. The Trustees would review the ability of the subadviser to provide services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadvisers with respect to compliance and regulatory matters over the past fiscal year. The Trustees would review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees would consider other factors deemed relevant to the subadvisers' performance as an investment adviser. The Board believes that this review provides adequate shareholder protection in the selection of subadvisers. PIC would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC without shareholder approval.

     Although shareholder approval would not be required for the termination of a subadvisory agreement, shareholders of a Fund would continue to have the right to terminate a subadvisory agreement for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

                          SHARE OWNERSHIP INFORMATION

     As of the Record Date, the following table lists those shareholders known to own beneficially 5% or more of the outstanding shares of any class of shares of either Fund.

                                             NAME AND ADDRESS            NUMBER OF   PERCENTAGE
NAME OF FUND AND CLASS                     OF BENEFICIAL OWNER            SHARES      OF CLASS
----------------------                     -------------------           ---------   ----------
Focused Value Fund -- Investor
  Shares..........................  Charles Schwab & Co. Inc.              957,095     28.38%
                                    101 Montgomery Street
                                    San Francisco, CA 94104-4122
                                    Bank J Vontobel AG                     395,447     11.73%
                                    Bahnhofstrasse #3
                                    CH-8022
                                    Zurich, Switzerland
                                    National Financial Services Co.        350,716     10.40%
                                    PO Box 3908
                                    Church Street Station
                                    New York, NY 10008-3908
Focused Value Fund -- Class I
  Shares..........................  Morgan Stanley Dean Witter              14,138      7.58%
                                    3 Harborside Place -- 6th Floor
                                    Jersey City, NJ 07311-3907
Focused Value Fund -- Class A
  Shares..........................  Citigroup Global Markets Inc.           64,618     26.55%
                                    333 West 34th Street -- 3rd Floor
                                    New York, NY 10001-2402
                                    Pershing LLC                            47,427     19.48%
                                    PO Box 2052
                                    Jersey City, NJ 07303-2052
                                    Reliance Trust Co.                      31,545     12.96%
                                    PO Box 48529
                                    Atlanta, GA 30362-1529
                                    Morgan Stanley Dean Witter              16,002      6.57%
                                    3 Harborside Place -- 6th Floor
                                    Jersey City, NJ 07311-3907

                                             NAME AND ADDRESS            NUMBER OF   PERCENTAGE
NAME OF FUND AND CLASS                     OF BENEFICIAL OWNER            SHARES      OF CLASS
----------------------                     -------------------           ---------   ----------
Focused Value Fund -- Class C
  Shares..........................  Raymond James & Associates Inc.         25,973     14.82%
                                    880 Carillon Parkway
                                    St. Petersburg, FL 33716-1100
                                    Pershing LLC                            15,369      8.77%
                                    PO Box 2052
                                    Jersey City, NJ 07303-2052
                                    Pershing LLC                            14,716      8.39%
                                    PO Box 2052
                                    Jersey City, NJ 07303-2052
                                    Raymond James & Associates Inc.         12,478      7.12%
                                    880 Carillon Parkway
                                    St. Petersburg, FL 33716-1100
International Equity
  Fund -- Investor Shares.........  Charles Schwab & Co. Inc.            1,210,393     22.18%
                                    101 Montgomery Street
                                    San Francisco, CA 94104-4122
International Equity Fund -- Class
  I Shares........................  Sema & Co.                              15,545     17.23%
                                    12 E. 49th Street -- 41st Floor
                                    New York, NY 10017-8298
                                    Merrill Lynch                           10,782     11.95%
                                    9800 Deer Lake Drive East
                                    Jacksonville, FL 32246
                                    Wells Fargo Bank NA                     10,037     11.12%
                                    PO Box 1533
                                    Minneapolis, MN 55480-1533
                                    Pershing LLC                             6,851      7.59%
                                    PO Box 2052
                                    Jersey City, NJ 07303-2052
                                    Wells Fargo Bank NA                      6,003      6.65%
                                    PO Box 1533
                                    Minneapolis, MN 55480-1533
International Equity Fund -- Class
  A Shares........................  Reliance Trust Co.                      66,260     44.18%
                                    PO Box 48529
                                    Atlanta, GA 30362-1529
                                    Merrill Lynch Pierce Fenner &           40,587     27.06%
                                    Smith Inc.
                                    4800 Deer Lake Drive East -- 3rd
                                    Floor
                                    Jacksonville, FL 32246-6484
International Equity Fund -- Class
  C Shares........................  Merrill Lynch Pierce Fenner &            1,289     63.05%
                                    Smith Inc.
                                    4800 Deer Lake Drive East -- 3rd
                                    Floor
                                    Jacksonville, FL 32246-6484
                                    Janus Capital Management LLC               756    36.95%*
                                    151 Detroit Street
                                    Denver, CO 80206

---------------

* This ownership represents seed capital that JCM provided for the Fund.

     To the knowledge of the Funds, except for Janus Capital's ownership, no person beneficially owns 25% or more of a class of shares of either Fund. Entities shown herein that own 25% or more of a class of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Based on the Audit Committee's recommendation, the Board, including all of the Disinterested Trustees, selected PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm for the Trust during the Trust's current fiscal year. In accordance with Independence Standards Board Standard No. 1 (ISB No. 1), PWC has confirmed to the Trust's Audit Committee that it is an independent registered accounting firm with respect to the Funds. A representative from PWC will be available during the Meeting by telephone to answer appropriate questions concerning the Trust's financial statements and will have an opportunity to make a statement if he or she chooses to do so.

     As the independent registered public accounting firm for the Trust, PWC performs audit services for the Trust, including the audit of the Trust's financial statements, review of the Trust's annual report and registration statement amendments, and provides other audit-related, non-audit and tax-related services to the Funds.

     The Trust's Audit Committee must pre-approve all audit and non-audit services provided by its independent registered public accounting firm for the Funds. The Trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the independent registered public accounting firm that audits the Funds. The policies and procedures require that any audit and non-audit service provided to the Funds by such independent registered public accounting firm and any non-audit service provided by such independent registered public accounting firm to the Funds' investment adviser and entities controlling, controlled by, or under common control with the Funds' investment adviser that provide ongoing services to the Funds (collectively, "Fund Service Providers") that relate directly to the operations and financial reporting of a Fund ("Covered Services") are subject to approval by the Audit Committee before such service is provided. The Chairperson of the Audit Committee (or, in his absence, any Audit Committee member) may grant such pre-approval as delegated by the Audit Committee and report the pre-approval to the Audit Committee no later than its next meeting.

     Pre-approval of non-audit services provided by the independent registered public accounting firm to the Trust and Fund Service Providers is not required if: (a) the services were not recognized by management at the time of the engagement as non-audit services; (b) for non-audit services provided to the Trust -- the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the independent auditor during the fiscal year in which the non-audit services are provided; (c) for non-audit services provided to Fund Service Providers -- the aggregate fees for all such non-audit services provided are no more than 5% of the total fees paid by the Trust and Fund Service Providers during the fiscal year of the Trust in which the non-audit services are provided; and (d) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").

     The Trust's Audit Committee has considered whether the non-audit services it did not pre-approve that were rendered by PWC to any Fund Service Provider are compatible with maintaining PWC's independence in auditing the Funds, taking into account representations from PWC, in accordance with ISB No. 1, regarding its independence from the Funds and their related entities. There were no non-audit services provided to JCM by PWC that were not pre-approved by the Audit Committee.

     Audit Fees. For each of the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, the aggregate Audit Fees billed by PWC for professional services rendered for the audits of the financial statements, or services that are normally provided by PWC in connection with statutory and regulatory filings or engagements for the fiscal year/periods, for the Trust are shown in the table below.

  2005(A)   2004(A)(B)(D)   2003(A)(C)(D)
  -------   -------------   -------------
  $36,923      $13,000         $28,500

---------------

(A)  Aggregate amounts may reflect rounding.

(B)  Data is shown for the January 1, 2004 through February 29, 2004 period.

(C)  Data is shown for the October 13, 2003 through December 31, 2003 period.

(D) Pursuant to a reorganization effective October 13, 2003 whereby assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, series of Vontobel Funds, Inc., transferred into Focused Value Fund and International Equity Fund, respectively, the Funds' fiscal year was changed from December 31 to the last day of February.

     Audit-Related Fees. For each of the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, there were no Audit-Related Fees billed by PWC for services rendered for assurance and related services to the Funds that are reasonably related to the performance of the audit or review of the Fund's financial statements, but not reported as Audit Fees.

     In each of the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, the aggregate Audit-Related Fees that were billed by PWC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees, are shown in the table below.

BILLED BY                                              2005(A)    2004(A)(B)(D)   2003(A)(C)(D)
---------                                              --------   -------------   -------------
PWC                                                    $112,250        $0           $228,395

---------------

(A)  Aggregate amounts may reflect rounding.

(B)  Data is shown for the January 1, 2004 through February 29, 2004 period.

(C)  Data is shown for the October 13, 2003 through December 31, 2003 period.

(D) Pursuant to a reorganization effective October 13, 2003 whereby assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, series of Vontobel Funds, Inc., transferred into Focused Value Fund and International Equity Fund, respectively, the Funds' fiscal year was changed from December 31 to the last day of February.

     Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to accounting consultations and audits in connection with internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

     There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, on behalf of each Fund. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     Tax Fees. For each of the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, the aggregate Tax Fees billed by PWC for professional services rendered for tax compliance, tax advice, and tax planning for the Funds is shown in the table below.

  2005(A)   2004(A)(B)(D)   2003(A)(C)(D)
  -------   -------------   -------------
  $9,173       $2,000            $0

---------------

(A)  Aggregate amounts may reflect rounding.

(B)  Data is shown for the January 1, 2004 through February 29, 2004 period.

(C)  Data is shown for the October 13, 2003 through December 31, 2003 period.

(D) Pursuant to a reorganization effective October 13, 2003 whereby assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, series of Vontobel Funds, Inc., transferred into Focused Value Fund and International Equity Fund, respectively, the Funds' fiscal year was changed from December 31 to the last day of February.

     For each of the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, the aggregate Tax Fees billed by PWC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds is shown in the table below.

BILLED BY                                               2005(A)   2004(A)(B)(D)   2003(A)(C)(D)
---------                                               -------   -------------   -------------
PWC                                                     $14,575      $25,360         $23,215

---------------

(A)  Aggregate amounts may reflect rounding.

(B)  Data is shown for the January 1, 2004 through February 29, 2004 period.

(C)  Data is shown for the October 13, 2003 through December 31, 2003 period.

(D) Pursuant to a reorganization effective October 13, 2003 whereby assets of Vontobel U.S. Value Fund and Vontobel International Equity Fund, series of Vontobel Funds, Inc., transferred into Focused Value Fund and International Equity Fund, respectively, the Funds' fiscal year was changed from December 31 to the last day of February.

     Fees included in the Tax Fees category comprise all services performed by professional staff in PWC's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, and requests for rulings or technical advice from taxing authorities.

     There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, on behalf of each Fund. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     All Other Fees. For each of the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, there were no Other Fees billed by PWC for all other non-audit services rendered to the Funds.

     For each of the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, there were no Other Fees billed by PWC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds.

     There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and

December 31, 2003, on behalf of each Fund. There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

     For the fiscal year ended February 28, 2005, and the fiscal periods ended February 29, 2004 and December 31, 2003, the aggregate fees billed by PWC were $84,000, $0 and $119,000 for non-audit services rendered on behalf of the Funds, JCM and Fund Service Providers relating to Covered Services.

                             PORTFOLIO TRANSACTIONS

     The Funds do not allocate portfolio brokerage on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Funds may execute transactions for the Funds and receive brokerage commissions. For the last fiscal year, the Funds had no affiliated brokerage transactions.

                                 LEGAL MATTERS

     Information regarding material pending legal proceedings involving JCM is attached to this Proxy Statement as Exhibit E.

                 SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

                                 OTHER BUSINESS

     The Board of Trustees knows of no other business to be brought before the Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

     PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) BY MAY 16, 2005 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                          By order of the Board of Trustees

                                          /s/ Kelley Abbott Howes

                                          Kelley Abbott Howes
                                          General Counsel, Vice-President
                                          and Secretary

                                   EXHIBIT A
                           FORM OF ADVISORY AGREEMENT

     THIS AGREEMENT effective as of the   day of           , 2005 (the "Contract
Date") is by and between the Phoenix Adviser Trust, a Delaware business trust (the "Trust") having a place of business at 101 Munson Street, Greenfield, Massachusetts and Phoenix Investment Counsel, Inc., a Massachusetts corporation having a place of business at 56 Prospect Street, Hartford, Connecticut (the "Adviser").

     WITNESSETH THAT:

     1. The Trust has appointed the Adviser to act as investment adviser to the Trust on behalf of the series of the Trust established and designated by the Board of Trustees of the Trust (the "Trustees") on or before the date hereof, as listed on attached Schedule A (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser has accepted such appointment and has agreed to render the services described in this Agreement for the compensation herein provided.

     2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series (the "Additional Series"), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

     3. The Adviser shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

     4. The Adviser may delegate its investment responsibilities under paragraph 3 above with respect to the Series or segments thereof to one or more persons or companies ("Subadviser(s)") pursuant to an agreement between the Adviser, the Trust and any such Subadviser ("Subadvisory Agreement"). Each Subadvisory Agreement may provide that the applicable Subadviser, subject to the control and supervision of the Board of Trustees and the Adviser, shall have full investment discretion for the Series, shall make all determinations with respect to the investment and reinvestment of the assets of each Series assigned to it and the purchase and sale of portfolio securities of those assets, and shall take such steps as may be necessary to implement investment decisions. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of
Section 15 of the Investment Company Act of 1940 (the "Act"), except to the extent permitted by any exemptive order of the Securities and Exchange Commission ("SEC") or similar relief. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser to purchase, hold or sell a security for any Series' portfolio.

     5. With respect to managing the investment and reinvestment of the Series' assets, the Adviser shall provide, at its own expense:

          a) Investment research, advice and supervision;

          b) An investment program for each Series consistent with its investment objectives, policies and procedures as set forth in the registration statement for the Trust;

          c) Implementation of the investment program for each Series including the purchase and sale of securities;

          d) Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a Subadviser to such Series;

          e) Advice and assistance on the general operations of the Trust; and

          f) Regular reports to the Trustees on the implementation of each Series' investment program.

     6. The Adviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Series in any way or otherwise be deemed an agent of the Trust or of the Series. However, one or more shareholders, officers, directors or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust, as amended, restated or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the affairs of the Series.

     7. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

          a) Office facilities, including office space, furniture and equipment;

          b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

          c) Except as otherwise approved by the Board, personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

          d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

          e) Any Subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

     8. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser (as that term is defined in the Act) or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of Adviser personnel attending Trustee meetings as required, expenses of insurance premiums for fidelity and other coverage for the Trust and its personnel, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

     9. The Adviser shall adhere, and shall use reasonable efforts to cause the Trust to adhere, to all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

          a) Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent "access persons" (as defined therein in accordance with Rule 17j-1 under the Act from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust's Compliance Officer.

          b) Policy with Respect to Brokerage Allocation. The Adviser shall have full trading discretion in selecting brokers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust's Policy with Respect to Brokerage Allocation. Such discretion shall include use of "soft dollars" for certain broker and research services, also in conformance with the Trust's Policy with Respect to Brokerage Allocation. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

          c) Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series' assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust's Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

          d) Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary and in a manner consistent with the Trust's Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series'. Unless the Fund gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

          e) Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust's Procedures for the Valuation of Securities. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

     10. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

          a) The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the respective Series shall be based upon the average of the values of the net assets of such Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

          b) Compensation shall accrue immediately upon the effective date of this Agreement.

          c) If there is termination of this Agreement with respect to any Series during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

          d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year that shall have elapsed at the date of termination of this Agreement.

     11. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject farther to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

     12. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

     13. It is understood that:

          a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

          b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

          c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

     14. This Agreement shall become effective with respect to the Existing
Series as of           , 2005, and with respect to any Additional Series, on the
date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the "Amendment Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect until November 30, 2005 with respect to each Existing Series and until December 31 of the first full calendar year following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as
(a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder.

     Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

     15. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

     16. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act.

     17. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix," it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

     18. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. The Certificate of Trust, as amended, is or shall be on file with the Secretary of State of Delaware.

     19. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

     20. The Adviser hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Forms N-CSR and N-Q as required under the Sarbanes-Oxley Act of 2002.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                          Phoenix Adviser Trust

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          Phoenix Investment Counsel, Inc.

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A

SERIES                                                        INVESTMENT ADVISORY FEE
------                                                        -----------------------
Focused Value Fund..........................................           0.75%
International Equity Fund...................................           0.85%

                                                                       EXHIBIT B

                       PHOENIX FOREIGN OPPORTUNITIES FUND
                           PHOENIX FOCUSED VALUE FUND

                         FORM OF SUBADVISORY AGREEMENT

                                                                          , 2005

Vontobel Asset Management
450 Park Avenue
New York, NY 10022

RE: SUBADVISORY AGREEMENT

Gentlemen:

     Phoenix Adviser Trust (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series. Phoenix Investment Counsel, Inc. (the "Adviser") serves as an adviser to a number of series organized under the Trust. In this capacity, the Adviser evaluates and recommends subadvisers to provide investment management services to the various series of the Trust.. At this time the Adviser desires to engage the services of Vontobel Asset Management, Inc. (("Vontobel" or the "Subadviser") to provide investment management services to the Phoenix Foreign Opportunities Fund and the Phoenix Focused Value Fund, both series of the Trust (collectively sometimes hereafter referred to as the "Series"). The parties further contemplate the possibility that, at some point in the future, the Adviser may request the Subadviser to provide investment management services to other series of the Trust, in which case the Subadviser's concurrence shall be manifested in writing. It is further agreed that the provision of such investment management services in the future by the Subadviser shall be governed by the terms and provisions of this Agreement (as amended from time to time).

     1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Vontobel as a discretionary Subadviser to invest and reinvest the assets of the Series under the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner in the Subadviser's performance hereunder; however, for as long as the subadvisory agreement is in place, in no event shall the Subadviser provide future advisory or subadvisory services to another retail open-ended registered investment company managed in a like style to the Series and sold only through financial intermediaries except as agreed upon in writing between the Adviser and the Subadviser, which agreement will not be unreasonably withheld by the Adviser.

     2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series Subadviser of the Series and agrees to use due care in making investment decisions for the Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

     3. Services of Subadviser. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time and provided to the Subadviser by Adviser), and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior approval, effect any transactions that would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

     4. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in an acceptable format to the Fund all investment orders for the Series placed by it at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

     5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

          A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

          B. The Subadviser shall not execute any Series transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund will provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or Adviser.

     6. Proxies. The Subadviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser with quarterly proxy voting reports in such form as the Adviser may request from time to time. The Subadviser shall take such action as necessary to allow for the timely filing of Form N-PX for the Fund.

     7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

     8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it while using due care, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act).

     9. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Fund in respect thereof.

     10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

     11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

          A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

          B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and will be surrendered to the Fund or to Adviser as agent of the Fund promptly upon request of either.

          C. It has or shall adopt a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Fund and Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Fund and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

          D. Reference is hereby made to the Declaration of Trust dated [date] establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "[TBD]" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

     12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, and D, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

     13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until the first meeting of the shareholders of the Series, and, if its renewal is approved at that meeting in the manner required by the Act, shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with
Section 15(a) of the Investment Company Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

     14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by a party so notified, or otherwise upon thirty
(30) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of any party hereto contained in Paragraphs 7 ("Fees for Services"), 8 ("Limitation of Liability"), 9 ("Confidentiality"), 17 ("Notices") or 19 ("Indemnification"). Because the Subadviser will or may provide investment management services to more than one series of the Trust, it shall be presumed that any notice of termination provided under this Agreement by one party to the other shall apply to each and every series of the Trust to which the Subadviser provides investment management services under this Agreement at the time the notice is tendered, unless the notice provides that the termination is limited to less than all series advised by the Subadviser and those series that are the subject of the notice of termination are specifically identified in that notice.

     15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

     16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     17. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

     (a) To Phoenix at:

        Phoenix Investment Counsel, Inc.
        56 Prospect Street
        Hartford, CT 06115
        Attn: Chief Legal Officer

     (b) To Vontobel at:

        Vontobel Asset Management, Inc.
        450 Park Avenue
        New York, NY 10022
        Chief Compliance Officer

     18. Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Forms N-CSR and N-Q as required under the Sarbanes-Oxley Act of 2002.

     19. Indemnification. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser's directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys' fees (collectively, "Losses"), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Subadviser.

                                          PHOENIX ADVISER TRUST

                                          By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

                                          PHOENIX INVESTMENT COUNSEL, INC.

                                          By:
                                            ------------------------------------
                                            [Name]
                                            [Title]

ACCEPTED:

VONTOBEL ASSET MANAGEMENT

By:
    --------------------------------------------------------
    [Name]
    [Title]

SCHEDULES:  A. Operational Procedures
            B. Record Keeping Requirements
            C. Fee Schedule
            D. Subadviser Functions

                                   SCHEDULE A

                             OPERATIONAL PROCEDURES

     In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank & Trust (the "Custodian"), the custodian for the Fund and PFPC, Inc., the sub-financial agent for the Fund.

     The Subadviser must furnish the Custodian and the sub-financial agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

          1. Purchase or sale;

          2. Security name;

          3. CUSIP number (if applicable);

          4. Number of shares and sales price per share;

          5. Executing broker;

          6. Settlement agent;

          7. Trade date;

          8. Settlement date;

          9. Aggregate commission or if a net trade;

          10. Interest purchased or sold from interest bearing security;

          11. Other fees;

          12. Net proceeds of the transaction;

          13. Exchange where trade was executed;

          14. Identified tax lot (if applicable);

          15. Yield (if applicable);

          16. Original face amount (if applicable);

          17. Ratings (if applicable); and

          18. Trade reason code.

     When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Trades in initial public offerings must be communicated by 4 p.m. ET on trade date. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by fax or electronic mail so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

     1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

          A. The name of the broker;

          B. The terms and conditions of the order and of any modifications or cancellations thereof;

          C. The time of entry or cancellation;

          D. The price at which executed;

          E. The time of receipt of a report of execution; and

          F. The name of the person who placed the order on behalf of the Fund.

     2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

          A. Shall include the consideration given to:

             (i) The sale of shares of the Fund by brokers or dealers.

             (ii) The supplying of services or benefits by brokers or dealers to:

                (a) The Fund,

                (b) The Adviser (Phoenix Investment Counsel, Inc.)

                (c) The Subadviser, and

                (d) Any person other than the foregoing.

             (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

          B. Shall show the nature of the services or benefits made available.

          C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

          D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

     3. (Rule 31a-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

---------------

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

     4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Fund.

     5. (NASD Rule 3110). Such books, accounts, records, memoranda, and correspondence in conformity with all applicable laws, rules, regulations and statements of policy promulgated thereunder and with the Rules of the Association and as prescribed by SEC Rule 17a-3. The record keeping format, medium, and retention period shall comply with Rule 17a-4 under the Securities Exchange Act of 1934.

                                   SCHEDULE C

                                SUBADVISORY FEE

     (a) For services provided to the Fund, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate set forth below by Series of the gross management fee as stipulated in the Fund's registration statement. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

Focused Value Fund:                               Zero to $50 million   70 basis points
                                                  Above $50 million     37.5 basis points
International Equity Fund:                        Zero to $50 million   80 basis points
                                                  Above $50 million     42.5 basis points

     The fee referred to above shall be wired to Vontobel's account set forth below:

Bank:                           JP Morgan Chase & Co.
                                410 Park Avenue
                                New York, NY 10022
                                ABA No. 021000021
                                SWIFT: CHASUS33
Beneficiary:                    Vontobel Asset Management, Inc.
                                450 Park Avenue
                                New York, NY 10022
                                Account No. 904810445

                                   SCHEDULE D

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series' assets, the Subadviser shall provide, at its own expense:

          (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser and as disclosed in the Fund's registration statement;

          (b) Implementation of the investment program for the Series based upon the foregoing criteria;

          (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics;; ii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iii) compliance with governing restrictions including but not limited to the Valuation Procedures adopted by the Board of Trustees to the Fund and other procedures for the fair valuation of securities for which market quotations and the liquidity determination are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities; iiii) any and all other reports reasonably requested in accordance with or described in this Agreement; and, iv) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

          (d) Promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

          (e) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees;

          (f) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act of 1940 or otherwise; and

          (g) A business continuity and disaster recovery program in accordance with applicable industry best practices.

                                                                       EXHIBIT C

                                 JANUS ADVISER

                  NOMINATING AND GOVERNANCE COMMITTEE CHARTER

            (ADOPTED MAY 9, 2003, AMENDED OCTOBER 13, 2003; AMENDED
                     APRIL 6, 2004; AMENDED AUGUST 2, 2004)

I.  PURPOSE

     The Nominating and Governance Committee (the "Committee") is a committee of the Board of Trustees ("Trustees") of Janus Adviser (the "Trust"). Its primary functions are to:

     - identify and recommend individuals for Trustee membership;

     - consult with management in planning Trustee meetings; and

     - oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the "Procedures and Guidelines") adopted by the Trust as in effect from time to time.

II.  COMPOSITION

     The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trust who are not "interested persons" of the Trust, as defined by the Investment Company Act of 1940, as amended (the "1940 Act") and who meet the standards for independence set forth in the Procedures and Guidelines.

     The members and Chairman of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.  MEETINGS

     The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the Trust's servicing agents to attend meetings and provide pertinent information as appropriate.

IV.  RESPONSIBILITIES AND DUTIES

     In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trust's separation of duties and responsibilities among the investment adviser, sub-investment advisers, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend, and actively participate in Committee meetings. This may require members to undertake training related to their responsibilities.

  A.  TRUSTEE NOMINATIONS, ELECTIONS, AND TRAINING

     The Committee shall:

          1. Identify and nominate candidates for appointment as Trustees of the Trust. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate's qualifications to serve as a Trustee of the Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

             (a) The candidate's knowledge in matters related to the investment company industry;

             (b) The candidate's relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;

             (c) The candidate's educational background;

             (d) The candidate's reputation for high ethical standards and personal and professional integrity;

             (e) Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees' existing mix of skills and qualifications;

             (f) The candidate's willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;

             (g) The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;

             (h) If the nomination is for an "independent" trustee, the candidate must not be considered an "interested" person of the Fund, Janus Capital Management LLC ("Janus Capital") or any sub-adviser to a Fund, as defined under the 1940 Act;

             (i) The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the Trust; and

             (j) Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

        Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders ("Shareholder Nomination Procedures") attached as Appendix
        1. The Trust's Secretary will forward all such recommendations to the Chairman of the Committee (or his designee) promptly upon receipt, and for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

        The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

        The Committee reserves the right to make the final selection regarding the nomination of any Trustee and to recommend such nomination to the Independent Trustees.

          2. Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

          3. Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

  B.  COMMITTEE NOMINATIONS AND FUNCTIONS

     The Committee shall:

          1. Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

          2. Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

  C.  GOVERNANCE OVERSIGHT

     The Committee shall:

          1. Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

          2. Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

  D.  TRUSTEE MEETING PLANNING

     The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

  E.  OTHER RESPONSIBILITIES AND DUTIES

     The Committee shall:

          1. Review annually the Independent Trustees' fees and determine whether a reduction or increase in such fees is appropriate.

          2. Monitor the performance of legal counsel employed by the Trust (if any) and the Independent Trustees and be responsible for the supervision of counsel to the Independent Trustees.

          3. Oversee administration of the Trust's insurance program, including the coverage afforded by any directors and officers liability insurance and the Trust's compliance with Rules 17d-1 and 17g-1 of the 1940 Act.

          4. Authorize and oversee investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation. Janus Capital will report the use of Trust assets for such purpose quarterly to the Trustees.

          5. Review this Charter at least annually and recommend changes, if any, to the Trustees.

          6. Perform any other activities consistent with this Charter, the Trust's Trust Instrument, by-laws, and governing law as the Committee or the Trustees deem necessary or appropriate.

          7. Maintain minutes of its meetings and report to the Trustees.

                                                                      APPENDIX 1

                                 JANUS ADVISER
                             (THE "TRUST," AND EACH
                         SERIES OF THE TRUST, A "FUND")

          PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED
                                BY SHAREHOLDERS

                            (ADOPTED APRIL 6, 2004)

     The Trust's Nominating and Governance Committee ("Committee") is responsible for identifying and nominating candidates for appointment as Trustees of the Trust. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of the Trust in accordance with these Procedures.

     A candidate for nomination as Trustee of the Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

          1. A shareholder of a Fund who wishes to nominate a candidate for election to the Trust's Board of Trustees ("Nominating Shareholder") must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust ("Shareholder Recommendation").

          2. The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

          3. The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of the Trust. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

     Unless otherwise specified by the Committee chairman (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chairman (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

     Recommendations for candidates as Trustees will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

                                                                       EXHIBIT D

                   FUND SHARES OWNED BY TRUSTEES AND NOMINEES

     The following table sets forth, for each Trustee and Nominee individually, and for the Trustees and executive officers of the Trust as a group, the amount of equity securities owned in each Fund as of April 1, 2005.

NAME OF TRUSTEE/NOMINEE                          FOCUSED VALUE FUND   INTERNATIONAL EQUITY FUND
-----------------------                          ------------------   -------------------------
DISINTERESTED TRUSTEES
  James T. Rothe...............................              0                        0
  Samuel Boyd, Jr. ............................      1,778.808                1,631.823
  Arthur F. Lerner.............................              0                        0
  Dennis B. Mullen.............................              0                2,832.103
  Maureen T. Upton.............................              0                        0
INTERESTED TRUSTEE
  Thomas H. Bailey.............................              0                        0
DISINTERESTED NOMINEES
  E. Virgil Conway.............................              0                        0
  Harry Dalzell-Payne..........................              0                        0
  S. Leland Dill...............................              0                        0
  Francis E. Jeffries..........................              0                        0
  Leroy Keith, Jr. ............................              0                        0
  Geraldine M. McNamara........................              0                        0
  Everett L. Morris............................              0                        0
  James M. Oates...............................              0                        0
  Donald B. Romans.............................              0                        0
  Richard E. Segerson..........................              0                        0
  Ferdinand L. J. Verdonck.....................              0                        0
  Lowell P. Weicker, Jr. ......................              0                        0
INTERESTED NOMINEES
  Marilyn E. LaMarche..........................              0                        0
  Philip R. McLoughlin.........................              0                        0
TRUSTEES AND OFFICERS AS A GROUP...............      1,778.808                4,463.926

                                                                       EXHIBIT E

                                 LEGAL MATTERS

     The following is a summary of material pending legal proceedings involving JCM, certain of its affiliates and certain Janus funds. Neither the Funds nor the Board of Trustees of the Trust acting in such capacity are named as parties to any of the proceedings discussed below.

     In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigations were prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While JCM was not named as a defendant in the NYAG complaint against the hedge fund, JCM was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit market movements or inefficiencies in the way mutual fund companies price their shares. The NYAG complaint against Canary Capital alleged that this practice was in contradiction to policies stated in prospectuses for certain Janus funds. These allegations predate the start of operations for the Trust, and accordingly, do not involve either of the Funds described.

     Subsequent to the announcements by the SEC and the NYAG, the Colorado Attorney General ("COAG") and the Colorado Division of Securities announced that they were each initiating investigations into JCM's mutual fund trading practices. On August 18, 2004, JCM announced that it had reached final settlements with the NYAG, the COAG, the Colorado Division of Securities and the SEC related to such regulators' investigations into JCM's frequent trading arrangements.

     A number of civil lawsuits have also been brought against JCM and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those contained in the NYAG complaint against Canary Capital. Such lawsuits allege a variety of theories for recovery including, but not limited to the federal securities laws, other federal statutes (including ERISA) and various common law doctrines.

     The "market timing" lawsuits were filed in a number of state and federal jurisdictions. The Judicial Panel on Multidistrict Litigation has finally or conditionally transferred all but one of these actions to the United States District Court for the District of Maryland for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that court. These complaints are the operative complaints in the coordinated proceedings and, as a practical matter, supersede the previously filed complaints. The five complaints include (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class,
(ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds, (iii) claims on behalf of participants in the Janus 401(k) plan, (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI, and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints name JCGI and/or JCM as a defendant. In addition, the following are named as defendants in one or more of the actions: Janus Investment Fund, Janus Aspen Series, Janus Adviser Series, Janus Distributors LLC, Enhanced Investment Technologies LLC, Bay Isle Financial LLC, Perkins Wolf McDonnell and Company, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

     In addition to the "market timing" actions described above, two civil lawsuits have been filed against JCM challenging the investment advisory fees charged by JCM to certain Janus funds. These lawsuits are currently pending in the U.S. District Court for the District of Colorado. On January 31, 2005, the court entered an order granting a joint motion to consolidate the cases and the consolidated amended complaint filed with the motion was deemed filed. The consolidated amended complaint is the operative complaint in the coordinated proceedings and, as a practical matter, supersedes the previously filed complaints. The complaint asserts claims under Section 36(b) of the Investment Company Act of 1940.

     A lawsuit has also been filed against JCM and certain affiliates in the U.S. District Court for the District of Colorado alleging that JCM failed to ensure that certain Janus funds participated in securities class action settlements for which the funds were eligible. The complaint asserts claims under Sections 36(a), 36(b) and 47(b) of the Investment Company Act, breach of fiduciary duty and negligence.

     Additional lawsuits may be filed against certain of the Janus funds, JCM and related parties in the future. JCM does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the funds.

  PROXY                           JANUS ADVISER                           PROXY

                               FOCUSED VALUE FUND
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  May 17, 2005

The undersigned shareholder(s) of Focused Value Fund (the "Fund"), of Janus Adviser (the "Trust"), revoking previous proxies, hereby appoints Doreen Bonner, Noreen O'Connell and R. Ann Spooner, or any one of them true and lawful attorneys, each with full power of substitution, as my proxies to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders ("Special Meeting") of the Fund to be held on May 17, 2005, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 10:00 a.m. Eastern Time, and at any adjournment(s) or postponement(s) thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.
     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.


        PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                            NO POSTAGE IS REQUIRED.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                                   VOTE TODAY!

 If you have any questions about the proxy information or the execution of your vote, please call 800-356-6162. Representatives are available Monday to
                 Friday from 10:00 am to 10:00 pm Eastern Time.

                 o PLEASE DETACH AT PERFORATION BEFORE MAILING o
--------------------------------------------------------------------------------


                               FOCUSED VALUE FUND


Receipt of the notice of the Special Meeting and the accompanying proxy statement is hereby acknowledged. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.


                           Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                           -----------------------------------------------------
                           Signature and Title, if applicable


                           -----------------------------------------------------
                           Signature(s) (if held jointly):

                                                                          , 2005
                           -----------------------------------------------
                           Date

                                                   (continued from reverse side)

--------------------------------------------------------------------------------

                               FOCUSED VALUE FUND

  SHARES HELD ON BEHALF OF THE SHAREHOLDER(S) WILL BE VOTED AS INDICATED BELOW
               OR FOR THE PROPOSAL(S) IF NO CHOICE IS INDICATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

      PLEASE MARK BOXES
 BELOW IN BLUE OR BLACK
INK AS FOLLOWS. Example: [X]


1.   The election of fourteen Trustees.

     1. E. Virgil Conway 2. Harry Dalzell-Payne 3. S. Leland Dill 4. Francis E. Jeffries 5. Leroy Keith, Jr. 6. Geraldine M. McNamara 7. Everett L. Morris
     8. James M. Oates 9. Donald B. Romans 10. Richard E. Segerson 11. Ferdinand L.J. Verdonck 12. Lowell P. Weicker, Jr. 13. Marilyn E. LaMarche 14. Philip
     R. McLoughlin

     [ ] FOR ALL [ ] WITHHOLD ALL [ ] FOR ALL EXCEPT
                                                    ----------------------------
                                                    INSTRUCTION: To withhold
                                                    authority to vote for one or
                                                    more (but not all) nominees,
                                                    mark "FOR ALL EXCEPT" and
                                                    write the nominee number(s)
                                                    and/or name(s) on the line
                                                    above.

2. Approve a new Investment Advisory Agreement between Janus Adviser and Phoenix Investment Counsel, Inc. ("PIC")

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. Approve a new Subadvisory Agreement between PIC and Vontobel Asset Management, Inc.

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

     [ ] FOR [ ] AGAINST [ ] ABSTAIN

     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

  PROXY                           JANUS ADVISER                           PROXY

                           INTERNATIONAL EQUITY FUND
                 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                  May 17, 2005

The undersigned shareholder(s) of International Equity Fund (the "Fund"), of Janus Adviser (the "Trust"), revoking previous proxies, hereby appoints Doreen Bonner, Noreen O'Connell and R. Ann Spooner, or any one of them true and lawful attorneys, each with full power of substitution, as my proxies to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders ("Special Meeting") of the Fund to be held on May 17, 2005, at the offices of Phoenix Investment Partners, Ltd., 56 Prospect Street, Hartford, Connecticut 06115, at 10:00 a.m. Eastern Time, and at any adjournment(s) or postponement(s) thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.


    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.
     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.

        PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                             NO POSTAGE IS REQUIRED.


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                                   VOTE TODAY!


 If you have any questions about the proxy information or the execution of your vote, please call 800-356-6162. Representatives are available Monday to
                 Friday from 10:00 am to 10:00 pm Eastern Time.



                 o PLEASE DETACH AT PERFORATION BEFORE MAILING o
--------------------------------------------------------------------------------

                            INTERNATIONAL EQUITY FUND


Receipt of the notice of the Special Meeting and the accompanying proxy statement is hereby acknowledged. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.




                                    Note: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                    APPEAR(S) ON THIS CARD. When signing as
                                    attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.


                                    --------------------------------------------
                                    Signature and Title, if applicable


                                    --------------------------------------------
                                    Signature(s) (if held jointly):

                                                                          , 2005
                                    --------------------------------------
                                    Date
                                                  (continued from reverse side)

                            INTERNATIONAL EQUITY FUND

  SHARES HELD ON BEHALF OF THE SHAREHOLDER(S) WILL BE VOTED AS INDICATED BELOW
               OR FOR THE PROPOSAL(S) IF NO CHOICE IS INDICATED.




THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


      PLEASE MARK BOXES
 BELOW IN BLUE OR BLACK   [X]
INK AS FOLLOWS. Example:


1.   The election of fourteen Trustees.

     1. E. Virgil Conway 2. Harry Dalzell-Payne 3. S. Leland Dill 4. Francis E. Jeffries 5. Leroy Keith, Jr. 6. Geraldine M. McNamara 7. Everett L. Morris
     8. James M. Oates 9. Donald B. Romans 10. Richard E. Segerson 11. Ferdinand L.J. Verdonck 12. Lowell P. Weicker, Jr. 13. Marilyn E. LaMarche 14. Philip
     R. McLoughlin

     [ ] FOR ALL  [ ] WITHHOLD ALL  [ ] FOR ALL EXCEPT
                                                       -------------------------
                                                       INSTRUCTION: To withhold
                                                       authority to vote for one
                                                       or more (but not all)
                                                       nominees, mark "FOR ALL
                                                       EXCEPT" and write the
                                                       nominee number(s) and/or
                                                       name(s) on the line
                                                       above.

2. Approve a new Investment Advisory Agreement between Janus Adviser and Phoenix Investment Counsel, Inc. ("PIC")
     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. Approve a new Subadvisory Agreement between PIC and Vontobel Asset Management, Inc.
     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4. Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.
     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN


    THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.